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                                                                    Exhibit 99.5


                        MORTGAGE LOAN PURCHASE AGREEMENT

                  This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of December 18, 2001, between Artesia Mortgage Capital Corporation ("AMCC"), a Delaware corporation, as seller (in such capacity, together with its successors and permitted assigns hereunder, the "Seller"), and Salomon Brothers Mortgage Securities VII, Inc., a Delaware corporation ("SBMS VII"), as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the "Purchaser").

                                    RECITALS

                  AMCC desires to sell, assign, transfer and otherwise convey to SBMS VII, without recourse, and SBMS VII desires to purchase, subject to the terms and conditions set forth herein, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"), as such schedule may be amended from time to time pursuant to the terms hereof.

                  SBMS VII intends to create a trust (the "Trust"), the primary assets of which will be the Mortgage Loans, certain other multifamily and commercial mortgage loans (the "Other Loans"; and, together with the Mortgage Loans, the "Securitized Loans"). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be subject to registration under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of December 1, 2001 (the "Pooling and Servicing Agreement"), among SBMS VII, as depositor, Midland Loan Services, Inc., as master servicer ( in such capacity, the "Master Servicer"), as general special servicer (in such capacity, the "General Special Servicer") and as special servicer for the mortgage loans identified therein as the "Birch Run Mortgage Loan Pair" (in such capacity, the "Birch Run Special Servicer"), Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"), JPMorgan Chase Bank as certificate administrator and as tax administrator (in such capacities, the "Certificate Administrator" and the "Tax Administrator"), Fortress CBO Investments I, Ltd. as the holder of the mortgage note for the mortgage loan identified therein as the "Birch Run Companion Mortgage Loan" (the "Birch Run Companion Mortgage Loan Noteholder") and Allied Capital Corporation as the holder of the mortgage note for the Mortgage Loan identified therein as the "MJ Ocala Hilton Companion Mortgage Loan" (the "MJ Ocala Hilton Companion Mortgage Loan Noteholder"). Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof). It is anticipated that SBMS VII will transfer the Mortgage Loans to the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

                  The Depositor will acquire certain of the Other Loans from Salomon Brothers Realty Corp. ("SBRC"), certain of the Other Loans from Greenwich Capital Financial Products,

Inc. ("GCFP") and the remaining Other Loan from Allied Capital Corporation ("Allied"; and together with SBRC and GCFP, the "Other Loan Sellers").

                  SBMS VII intends to sell the Registered Certificates to Salomon Smith Barney Inc. ("SSBI"), Greenwich Capital Markets, Inc. ("Greenwich Capital"), Credit Suisse First Boston Corporation ("CSFB"), J.P. Morgan Securities Inc. ("J.P. Morgan") and First Union Securities, Inc. ("Wachovia Securities") (collectively, in such capacity, the "Underwriters"), pursuant to an underwriting agreement, dated as of the date hereof (the "Underwriting Agreement"), between SBMS VII and the Underwriters; and SBMS VII intends to sell the remaining Certificates (the "Non-Registered Certificates") to SSBI, pursuant to a certificate purchase agreement, dated as of the date hereof (the "Certificate Purchase Agreement"), between SBMS VII and SSBI. The Registered Certificates are more fully described in the prospectus dated December 10, 2001 (the "Basic Prospectus"); and the supplement to the Basic Prospectus dated December 18, 2001 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented any time hereafter. Certain classes of the Non-Registered Certificates are more fully described in the private placement memorandum dated December 18, 2001 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

                  AMCC will indemnify SBMS VII, SSBI, Greenwich Capital, CSFB, J.P. Morgan, Wachovia Securities and certain related parties with respect to the disclosure regarding the Mortgage Loans and AMCC contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement dated as of December 18, 2001 (the "Indemnification Agreement"), among AMCC, SBMS VII, SSBI, Greenwich Capital, CSFB, J.P. Morgan and Wachovia Securities.

                  Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

                  SECTION 1. Agreement to Purchase.

                  The Seller agrees to sell, assign, transfer and otherwise convey (without recourse) to the Purchaser, and the Purchaser agrees to purchase, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on December 27, 2001, or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on their respective due dates in December 2001 (individually, on a loan-by-loan basis, and collectively, the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans on or before such date, whether or not received, of $118,624,328, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be as set forth in the price confirmation between the Seller and the Purchaser, and will include accrued interest on the Mortgage Loans at their respective Net Mortgage Rates from and including December 1, 2001 to but not including the Closing Date, and shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date (or by such other method as shall be mutually acceptable to the parties hereto).


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                  SECTION 2. Conveyance of the Mortgage Loans.

                  (a) Effective as of the Closing Date, subject only to its receipt and acceptance of the purchase price referred to in Section 1 hereof, the Seller does hereby transfer, assign, set over and otherwise convey to the Purchaser, without recourse but subject to the terms of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, including, without limitation, all of the Seller's right, title and interest in and to the proceeds of any related title, hazard or other insurance policies received by the Seller on or with respect to the Mortgage Loans after the Cut-off Date and any Additional Collateral. The Seller shall, within 15 days of the discovery of an error on the Mortgage Loan Schedule, amend the Mortgage Loan Schedule and deliver to the Purchaser or its designee an amended Mortgage Loan Schedule. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement.

                  (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong to the Seller).

                  (c) On or before the Closing Date, the Seller shall, at its expense, deliver or cause to be delivered to the Purchaser or its designee:
(i) the Mortgage File and any Additional Collateral (other than reserve funds and escrow payments) with respect to each Mortgage Loan; (ii) in the case of any Mortgage Loan that has an original principal balance of $15,000,000 or more, and whose Borrower is a single member limited liability company, an Opinion of Counsel to the effect that such Borrower will not dissolve upon the bankruptcy, dissolution, liquidation or death of the single member and that applicable law provides that creditors of the single member may only attach assets of the member, including membership interests in the Borrower, but not assets of the Borrower; and (iii) in the case of any Mortgage Loan that has an original principal balance of $20,000,000 or more, an Opinion of Counsel to the effect that the related Borrower will not be consolidated in any insolvency proceeding involving any other party. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in the preceding sentence shall be the Custodian.

                  If the Seller cannot deliver on the Closing Date any original or certified recorded document or original policy of title insurance which is to be delivered as part of the related Mortgage File, solely because the Seller is delayed in making such delivery by reason of the fact that such original or certified recorded document has not been returned by the appropriate recording office or such original policy of title insurance has not yet been issued, then the Seller shall notify the Purchaser, in writing, of such delay (unless the Trustee shall have provided the Purchaser with an exception report indicating such delay), and the Seller shall deliver such documents to the Purchaser or its designee promptly upon the Seller's receipt thereof.

                  In addition, unless previously delivered by the Seller to the Purchaser or its designee, the Seller shall, at its expense, deliver to and deposit with, or cause to be delivered to and deposited with, the Purchaser or its designee, the following items, within 10 days following the Closing Date (or, if any of the following items are not in the actual possession of the Seller,


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as soon as reasonably practical, but in any event within 30 days, after the
Closing Date): (i) copies of the Mortgage Files for the respective Mortgage Loans; (ii) originals or copies of all financial statements, leases, rent rolls and tenant estoppels in the possession or under the control of the Seller that relate to the Mortgage Loans and, to the extent they are not required to be a part of a Mortgage File in accordance with the definition thereof, originals or copies of all documents, certificates and opinions in the possession or under the control of the Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Mortgage Loans and that are necessary for the ongoing servicing and administration of the Mortgage Loans; and (iii) all unapplied reserve funds and escrow payments in the possession or under the control of the Seller that relate to the Mortgage Loans, other than those that are to be retained by a sub-servicer or primary servicer that will continue to act on behalf of the Purchaser or its servicing agent. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in clauses (i) - (iii) of the preceding sentence shall be the Master Servicer.

                  The Seller shall also provide to the Purchaser or its designee the initial data on the Mortgage Loans (as of the Closing Date or the most recent earlier date for which such date is available) contemplated by the Loan Set-up File, the Loan Periodic Update File, the Operating Statement Analysis Report and the Property File.

                  (d) The Seller shall be responsible for all reasonable costs and expenses associated with recording and/or filing any and all assignments and other instruments of transfer to the Purchaser with respect to the Mortgage Loans that are required to be recorded or filed, as the case may be, under the Pooling and Servicing Agreement, provided that the Seller shall not be responsible for actually recording or filing any such assignments or other instruments of transfer; and provided, further, that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Seller shall obtain or cause to be obtained therefrom, and forward to the Purchaser or its designee, a certified copy of the recorded original. If any such assignment or other instrument of transfer is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, and the Seller receives notice to such effect from the Purchaser or its designee, then the Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be. The Seller shall provide the Purchaser or its designee with a power of attorney to enable it or them to record any loan documents that the Purchaser has been unable to record.

                  (e) Under generally accepted accounting principles ("GAAP"), the Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of those assets to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Seller.

                  (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or


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before the Closing Date, take all actions reasonably required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

                  SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

                  The Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans, that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations and warranties made pursuant to Section 4, except as such remedies are otherwise limited by the terms of this Agreement.

                  SECTION 4. Representations, Warranties and Covenants of the Seller.

                  (a) The Seller hereby makes, as of the Closing Date, to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B.

                  (b) The Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty) to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C.

                  (c) It is understood and agreed that the representations and warranties set forth in this Section 4 shall survive delivery of the respective Mortgage Files to the Purchaser or its designee and shall inure to the benefit of the Purchaser for so long as any of the Mortgage Loans remains outstanding, notwithstanding any restrictive or qualified endorsement or assignment.

                  SECTION 4A. Representations, Warranties and Covenants of Purchaser.

                  The Purchaser hereby represents and warrants, as of the Closing Date, that:

                  (a) The Purchaser is a duly formed corporation, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (c) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.


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                  (d)      The execution and delivery of this Agreement by the
Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or instrument to which it is a party or which is applicable to it or any of its assets.

                  (e) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

                  (f) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Seller.

                  (g) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed.

                  SECTION 5. Notice of Breach; Cure, Repurchase and the Special Reserve Account.

                  (a) If the Seller discovers or receives notice that there has been a Material Breach or a Material Document Defect, then, not later than the end of the applicable Initial Resolution Period, the Seller shall, subject to subsection (b) below, (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan (each, a "Defective Mortgage Loan") at the related Purchase Price provided for in the Pooling and Servicing Agreement, which Purchase Price shall be deposited or delivered in accordance with the directions of the Purchaser; provided that if (i) any such Material Breach or Material Document Defect, as the case may be, does not impact whether the Defective Mortgage Loan was, is or will continue to be, a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (a "Qualified Mortgage"), (ii) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof setting forth the reason that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period and what actions the Seller is pursuing in


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connection with the cure thereof and stating that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period equal to any applicable Resolution Extension Period, then the Seller shall have an additional period equal to any applicable Resolution Extension Period to complete such cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, on or after June 30, 2003, if the Seller receives notice of a Material Document Defect with respect to any Mortgage Loan, if such Material Document Defect constitutes a Recording Omission, and if such Mortgage Loan is still subject to the Pooling and Servicing Agreement and the Controlling Class Representative so consents in its sole discretion, then the Seller may establish a Recording Omission Reserve or a Recording Omission Credit as contemplated by Section 5(c) in lieu of repurchasing such Mortgage Loan (but in no event later than such repurchase would have to have been completed and without diminishing its cure/repurchase obligations in respect of any other Material Document Defect or Material Breach relating to such Mortgage Loan). Any such repurchase of a Defective Mortgage Loan shall be on a whole loan, servicing released basis (subject to any right of a Designated Sub-Servicer to continue to sub-service such Defective Mortgage Loan as set forth in the related Designated Sub-Servicer Agreement). The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or a Material Document Defect, but if the Seller has actual knowledge of a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

                  If a Material Document Defect exists with respect to any Mortgage Loan, if such Material Document Defect consists of the Seller's failure to deliver any related Specially Designated Mortgage Loan Document on or before the Closing Date, and if the Seller escrows with the Purchaser or its designee, in accordance with the Pooling and Servicing Agreement as in full force and effect on the Closing Date, within 15 days of the Closing Date, cash in the amount of 25% of the Cut-off Date Principal Balance of such Mortgage Loan (such cash amount, the "Purchase Price Security Deposit"), then the Initial Resolution Period applicable to the remediation of such Material Document Defect shall be extended until the 30th day following the Closing Date. Any Purchase Price Security Deposit shall be maintained in an account substantially similar to the Special Reserve Account (as defined below) and will be subject to investment at the direction and for the benefit of the Seller in substantially the same manner, and subject to substantially the same conditions, as funds in the Special Reserve Account. The Seller may obtain a release of the Purchase Price Security Deposit for any Mortgage Loan (net of any amounts payable therefrom pursuant to the Pooling and Servicing Agreement as in full force and effect on the Closing Date), together with any related investment income, upon such Mortgage Loan's being paid in full or otherwise satisfied, liquidated or removed from the Trust Fund or upon the subject Material Document Defect being remedied in all material respects.

                  If one or more (but not all) of the Mortgage Loans constituting a Cross-Collateralized Group are to be repurchased by the Seller as contemplated by this Section 5(a), then, prior to the subject repurchase, at the request of the Seller, the Purchaser or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Borrower and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage


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Loan Schedule as directly corresponding thereto; provided that, if such
Cross-Collateralized Group is still subject to the Pooling and Servicing Agreement, then no such termination shall be effected unless and until the Seller has delivered or caused to be delivered to the Purchaser and its designees: (i) an Opinion of Counsel to the effect that such termination will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to either Grantor Trust Pool, (ii) written confirmation from each Rating Agency that such termination will not cause an Adverse Rating Event to occur with respect to any Class of Rated Certificates and (iii) written consent to such termination from the Controlling Class Representative, which consent may be granted or withheld in its sole discretion; and provided, further, that the Seller may, at its option, purchase the entire subject Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the Purchaser or its designees, pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether any Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

                  If any Defective Mortgage Loan is to be repurchased as contemplated by this Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of the Defective Mortgage Loan and shall forward such amended schedule to the Purchaser.

                  Except with respect to Breaches related to requirements that Mortgage Loan Documents provide for the Borrower to pay certain costs, it is understood and agreed that the obligations of the Seller set forth in this
Section 5(a) to cure a Material Breach or a Material Document Defect or repurchase the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to a Breach or Document Defect. With respect to Breaches related to the provisions of Mortgage Loan Documents requiring that the related Borrower bear the costs and expenses associated with any particular action or matter under such Mortgage Loan Document(s), then the Seller shall within 90 days of the Seller's receipt of written direction from the Purchaser or its servicing agent, pay the amount of any such costs and expenses borne by the Trust that are the basis of such Breach. Upon its making such payments, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made in full, this paragraph describes the sole remedy available to the Certificateholders and the Trustee on their behalf regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to repurchase the subject Mortgage Loan on account of such Breach or otherwise cure such Breach.

                  If any REO Property in respect of any Mortgage Loan is subject to the Pooling and Servicing Agreement, and if there exists with respect to such REO Property any alleged Material Breach or Material Document Defect, then the Seller shall be notified promptly and in writing by the applicable Special Servicer of any offer that it receives to purchase such REO Property. Upon the receipt of such notice by the Seller, the Seller shall then have the right to repurchase such REO Property from the Trust at a purchase price equal to the amount of such offer. The Seller shall have three (3) Business Days to purchase such REO Property from the date that it was notified of such offer. The applicable Special Servicer shall be obligated to provide the Seller with any appraisal or other third-party reports relating to such REO Property


                                       8
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within its possession to enable the related Mortgage Loan Seller to evaluate such REO Property. Any sale of a Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of any related REO Property, to a Person other than the Seller shall be (i) without recourse of any kind (either expressed or implied) by such Person against the Seller and (ii) without representation or warranty of any kind (either expressed or implied) by the Seller to or for the benefit of such Person.

                  The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the subject Mortgage Loan or REO Property) shall not prejudice any claim of the Trust against the Seller for repurchase of the subject Mortgage Loan or REO Property. The provisions of this Section 5 regarding remedies against the Seller for a Material Breach or Material Document Defect with respect to any Mortgage Loan shall also apply to the related REO Property.

                  Notwithstanding the Seller's failure to correct or cure the Material Document Defect or Material Breach or purchase the subject REO Property, the provisions above regarding notice of offers related to such REO Property and the Seller's right to purchase such REO Property shall apply. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or REO Property or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the amount, if any, by which the applicable Purchase Price exceeds any Liquidation Proceeds received upon such liquidation (including those arising from any sale to the Seller); provided that the prevailing party in such action shall be entitled to recover all costs, fees and expenses (including reasonable attorneys' fees) related thereto.

                  (b) It shall be a condition to any repurchase of a Defective Mortgage Loan by the Seller pursuant to Section 5(a) that (i) the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder and (ii) the Purchaser or its assignee shall release or cause the release to the Seller or its designee of the Mortgage File, any Additional Collateral, all insurance policies and proceeds thereunder, the Servicing File and any Escrow Payments and/or Reserve Funds held by or on behalf of the Purchaser (or its assignee) with respect to such Mortgage Loan.

                  (c) If, on or after June 30, 2003, the Seller receives notice of a Material Document Defect with respect to any Mortgage Loan, which Material Document Defect constitutes a Recording Omission, then the Seller may, with the consent of the Purchaser or its designees, which consent may be granted or withheld in its sole discretion, in lieu of repurchasing such Mortgage Loan (as and to the extent contemplated by Section 5(a)), but in no event later than such repurchase would have to have been completed, establish a Recording Omission Credit or a Recording Omission Reserve with the Master Servicer in accordance with the Pooling and Servicing Agreement. In furtherance of the preceding sentence, the Purchaser or its designee shall establish one or more accounts (individually and collectively, the "Special Reserve Account"), each of which shall be an Eligible Account, and the Purchaser or its designee


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shall deposit any Recording Omission Reserve into the Special Reserve Account within one Business Day of receipt. The Seller may direct the Purchaser to invest or cause the investment of the funds deposited in the Special Reserve Account in one or more Permitted Investments that bear interest or are sold at a discount and that mature, unless payable on demand, no later than the Business Day prior to the next Master Servicer Remittance Date. The Purchaser shall act upon the written instructions of the Seller with respect to the investment of funds in the Special Reserve Account in such Permitted Investments, provided that in the absence of appropriate written instructions from the Seller, the Purchaser shall have no obligation to invest or direct the investment of funds in such Special Reserve Account. All income and gain realized from the investment of funds deposited in such Special Reserve Account shall be for the benefit of the Seller and shall be withdrawn by the Purchaser or its designee and remitted to the Seller on each Master Servicer Remittance Date (net of any losses incurred), and the Seller shall remit to the Purchaser from the Seller's own funds for deposit into such Special Reserve Account the amount of any realized losses (net of realized gains) in respect of such Permitted Investments immediately upon realization of such net losses and receipt of written notice thereof from the Purchaser; provided that the Seller shall not be required to make any such deposit for any realized loss which is incurred solely as a result of the insolvency of the federal or state depository institution or trust company that holds such Special Reserve Account. Neither the Purchaser nor any of its designees shall have any responsibility or liability with respect to the investment directions of the Seller, the investment of funds in the Special Reserve Account in Permitted Investments or any losses resulting therefrom. A Recording Omission Credit shall (i) entitle the Purchaser or its designee to draw upon the Recording Omission Credit on behalf of the Purchaser upon presentation of only a sight draft or other written demand for payment, (ii) permit multiple draws by the Purchaser or its designee, and (iii) be issued by such issuer and containing such other terms as the Purchaser or its designee may reasonably require to make such Recording Omission Credit reasonably equivalent security to a Recording Omission Reserve in the same amount. Once a Recording Omission Reserve or Recording Omission Credit is established with respect to any Mortgage Loan, the Purchaser or its designee shall, from time to time, withdraw funds from the related Special Reserve Account or draw upon the related Recording Omission Credit, as the case may be, and apply the proceeds thereof to pay the losses or expenses directly incurred by the Purchaser or its designee as a result of a Recording Omission. The Recording Omission Reserve or Recording Omission Credit or any unused balance thereof with respect to each Mortgage Loan will be released to the Seller by the Purchaser upon the earlier of the Seller's cure of all Recording Omissions with respect to such Mortgage Loan (provided that the Purchaser has been reimbursed with respect to all losses and expenses relating to Recording Omissions with respect to such Mortgage Loan) or such Mortgage Loan no longer being a part of the Trust Fund under the Pooling and Servicing Agreement.

                  SECTION 6. Closing.

                  (a) The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley Austin Brown & Wood, 875 Third Avenue, New York, New York 10022 at 10:00 a.m., New York City time, on the Closing Date.

                  (b) The Closing shall be subject to each of the following conditions:

                           (i) All of the representations and warranties of the Seller made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date or such other date as specified in Exhibit C;

                           (ii) All documents specified in Section 7 of this Agreement (the "Closing Documents"), in such forms as are reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as it affects the obligations of the Seller hereunder), to the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                           (iii) The Seller shall have delivered and released to the Purchaser or its designee, all documents and funds required to be so delivered pursuant to Section 2 of this Agreement;

                           (iv) All other terms and conditions of this Agreement required to be complied with by the Seller and the Purchaser, including, without limitation, in the case of the Purchaser, payment of the purchase price, on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

                           (v) The Seller shall have paid all fees, costs and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

                           (vi) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

                  (c) Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

                  SECTION 7. Closing Documents.

                  The Closing Documents shall consist of the following:

                  (a) this Agreement duly executed and delivered by the Purchaser and the Seller;

                  (b) the Indemnification Agreement duly executed and delivered by the Seller, the Purchaser and each of SSBI, Greenwich Capital, CSFB, J.P. Morgan and Wachovia Securities.

                  (c) the Pooling and Servicing Agreement duly executed and delivered by SBMS VII, the Master Servicer, the Special Servicer and the Trustee;

                  (d) an Officer's Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Seller, in his or her individual capacity, and dated the Closing Date, and upon which the Purchaser, SSBI, Greenwich Capital, CSFB, J.P.

Morgan, Wachovia Securities and the Rating Agencies (collectively, the "Interested Parties") may rely, attaching thereto as exhibits the organizational documents of the Seller, as in full force and effect on the date hereof, and the Resolutions described in clause (g) below;

                  (e) a certificate of good standing with respect to the Seller issued by the Secretary of State of the State of Delaware dated not earlier than 10 days prior to the Closing Date;

                  (f) a certificate of the Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Interested Parties may rely;

                  (g) resolutions of the Seller authorizing the transactions contemplated by this Agreement, which resolutions will be in full force and effect, and will not have been rescinded, as of the Closing Date;

                  (h) a written opinion of Sidley Austin Brown & Wood, as special counsel for the Seller, substantially in the form of Exhibit D-3A hereto (with any modifications required by any Rating Agency, and subject to such reasonable assumptions, qualifications and limitations as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser), dated the Closing Date and addressed to the Purchaser, each of the other parties to the Pooling and Servicing Agreement and each of the other Interested Parties;

                  (i) such other written opinions as may be required by either Rating Agency (including, without limitation, a favorable opinion as to the "true sale" characterization of the transfer of the Mortgage Loans contemplated by this Agreement);

                  (j) a written letter of Sidley Austin Brown & Wood, as special counsel to the Seller, substantially in the Form of Exhibit D-3B, relating to the disclosure in the Prospectus regarding the Mortgage Loans and AMCC, dated the Closing Date and addressed to the Purchaser and each of the other Interested Parties (except for the Rating Agencies); and

                  (k) one or more accountants' comfort letters, addressed, and in form and substance reasonably acceptable, to SSBI, Greenwich Capital, CSFB, J.P. Morgan and Wachovia Securities, relating to the information regarding the Mortgage Loans contained in the Prospectus and Memorandum that is of a statistical nature.

                  SECTION 8. Costs.

                  Any costs and expenses incurred by either party hereto in connection with the transactions contemplated hereunder shall be borne by the parties in accordance with the terms of that certain Term Sheet, dated September 21, 2001 (the "Term Sheet"), between the Seller, SSBI, Greenwich Capital and Artesia Banking Corp.

                  SECTION 9. Notices.

                  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to the Purchaser at 388 Greenwich Street, New York, New York 10013, attention: Angela Vleck, facsimile no.: 212-816-8307, or to such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and, if to the Seller, addressed to the Seller at 1180 Northwest Maple Street, Suite 202, Issaquah, Washington 98027, attention: Diana Kutas, facsimile no.: 425-313-1005, or to such other address or facsimile number as may hereafter be furnished to the Purchaser in writing by the Seller.

                  SECTION 10. Characterization.

                  The parties hereto agree that it is their express intent that the conveyance contemplated by this Agreement be, and be treated for all purposes as, a sale by the Seller of all the Seller's right, title and interest in and to the Mortgage Loans. The parties hereto further agree that it is not their intention that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to continue to be property of the Seller, then: (a) this Agreement shall be deemed to be a security agreement under applicable law; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Seller to the Purchaser of a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holder(s) of those assets in accordance with the terms thereof (other than scheduled payments of interest and principal due on or before the Cut-off
Date) and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the assignment by SBMS VII to the Trustee of its interests in the Mortgage Loans as contemplated by Section 16 hereof shall be deemed to be an assignment of any security interest created hereunder; (d) the possession by the Purchaser or any successor thereto of the related Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Delaware Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and
(e) notifications to, and acknowledgments, receipts or confirmations from, persons or entities holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser or any successor thereto for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions, including the filing of UCC financing statements, as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

                  SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

                  All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser.

                  SECTION 12. Severability of Provisions.

                  Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

                  SECTION 13. Counterparts.

                  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  SECTION 14. GOVERNING LAW.

                  THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

                  SECTION 15. Further Assurances.

                  The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

                  SECTION 16. Successors and Assigns.

                  The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, SBMS VII is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee (including acting through the Master Servicer and Special Servicer pursuant to the terms of the Pooling and Servicing Agreement), for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their respective successors and permitted assigns.

                  SECTION 17. Amendments.

                  (a) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

                  (b) Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, no amendment of the Pooling and Servicing Agreement executed after the Closing Date that increases the obligations of or otherwise adversely affects the Seller, shall be effective against the Seller.

                  SECTION 18. Entire Agreement.

                  Except as otherwise expressly contemplated hereby, this Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                  ARTESIA MORTGAGE CAPITAL CORPORATION



                                  By:___________________________________________
                                  Name:
                                  Title:


                                  SALOMON BROTHERS MORTGAGE
                                  SECURITIES VII, INC.



                                  By:___________________________________________
                                  Name:
                                  Title:

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


CONTROL
NUMBER          LOAN / PROPERTY NAME                 LOAN NUMBER        ORIGINATOR                 PROPERTY ADDRESS
  107     The Marketplace at Palmdale                010-00000688          AMCC      39176 - 39340 10th Street West
  116     2811 Wilshire Boulevard                    010-00000659          AMCC      2811 Wilshire Boulevard
  123     Spring Creek Apartments                    010-00000768          AMCC      2850 Bonanza Road
  140     Agilent Technologies Building              010-00000720          AMCC      4238 Southwest Research Way
  147     Patrice Place Industrial                   010-00000766          AMCC      530-550 Patrice Place
  148     Figueroa  Industrial                       010-00000749          AMCC      18093 - 18239 South Figueroa Street
  150     Sunrise Trade Center                       020-00000071          AMCC      2690 Sunrise Boulevard
  154     Longley West Plaza                         010-00000735          AMCC      7671, 7675, 7685 and 7689 South
                                                                                     Virginia Street
  166     Promenade At Temecula                      010-00000693          AMCC      40620 & 40688 Winchester Road
  179     Westland Shopping Center                   010-00000652          AMCC      1315 West Grand Parkway South
  182     Mountain Park Plaza                        010-00000709          AMCC      510, 602 & 610 East Baseline Road
  186     Santorini at the Park Apartments           010-00000748          AMCC      4902 Aurora Avenue North

  195     Uinta Golf and Ihop Pad Site               010-00000639          AMCC      10855 South State Street
  198     Ventura Commerce Center II                 010-00000547          AMCC      4567 Telephone Road and 1711 Wood
                                                                                     Place
  199     Willowbrook II                             010-00000706          AMCC      17655 Tomball Parkway
  201     1340 Old Chain Bridge Road                 010-00000764          AMCC      1340 Old Chain Bridge Road
  203     Spring Mill Apartments                     010-00000753          AMCC      24, 25, 47, 48, 193, 194, and 215 Bugler's
                                                                                     Way

  204     Glyndon Square Shopping Center             010-00000495          AMCC      4820-4888 Butler Road

  206     West Little York Industrial Park -         010-00000633          AMCC      11875 West Little York Road
          Phase 2
  211     National Tour Building                     010-00000721          AMCC      30222 Esperanza

  215     Aspen Apartments                           010-00000742          AMCC      1411, 1413, 1415, 1421 & 1425 North
                                                                                     Liberty Street
  216     Hamilton Fairfax Apartments                010-00000744          AMCC      2106 Fairfax Avenue
  218     Cimmaron Professional Plaza                010-00000758          AMCC      2400 South Cimarron Road
  219     California Creations Building              010-00000538          AMCC      6982 South Quentin Street
-------------------------------------------------------------------------------------------------------------------------------
  221     Brookside Market / Cedar Plaza             010-00000383          AMCC
          Portfolio
 221a     Brookside Market                           010-00000383a         AMCC      3807 South Peoria Avenue
 221b     Cedar Plaza Shopping Center                010-00000383b         AMCC      4647 - 4655 South Peoria Avenue
-------------------------------------------------------------------------------------------------------------------------------
  224     Stanley Court Apartments                   010-00000761          AMCC      8200 Stanley Road
-------------------------------------------------------------------------------------------------------------------------------
  225     2380 Wycliff / 970 Raymond                 010-00000115          AMCC
          Portfolio
 225a     2380 Wycliff Street                        010-00000115a         AMCC      2380 Wycliff Street
 225b     970 Raymond Avenue                         010-00000115b         AMCC      970 Raymond Avenue
-------------------------------------------------------------------------------------------------------------------------------
  226     Greenbrier Apartments II                   010-00000751          AMCC      1930 49th Street Southwest
  227     Greenbrier Apartments III                  010-00000752          AMCC      2012 49th Street Southwest
  228     Greenbrier Apartments I                    010-00000750          AMCC      1910 49th Street Southwest
  230     Rite Aid Drugstore                         010-00000352          AMCC      220 East Grand Avenue
  231     167-55 148th Avenue                        010-00000376          AMCC      167-55 148th Avenue
  232     16249-16259 Stagg Street                   010-00000511          AMCC      16249-16259 Stagg Street
  233     6819 Redwood Drive                         010-00000332          AMCC      6819 Redwood Drive
  234     Toll House Office Building                 010-00000256          AMCC      142 South Santa Cruz Avenue
  235     Linden Hills Co-op Grocery Store           010-00000377          AMCC      2813 West 43rd Street

  236     Goodyear/Wenco Building                    010-00000404          AMCC      8585 South Sandy Parkway
  238     WMC International Industrial               010-00000329          AMCC      21441 North 3rd Avenue
          Building
  239     Desert Club Apartments                     010-00000284          AMCC      3805 East Fifth Street

                                                                         PROPERTY
CONTROL                                                       PROPERTY   SIZE UNIT
NUMBER       CITY                  STATE      ZIP CODE          SIZE       TYPE
  107     Palmdale                   CA        93551           216,381      SF
  116     Santa Monica               CA        90403            97,918      SF
  123     Las Vegas                  NV        89101               344     Units
  140     Corvallis                  OR        97333            60,000      SF
  147     Los Angeles                CA        90248            90,155      SF
  148     Los Angeles                CA        90248            74,520      SF
  150     Rancho Cordova             CA        95742            71,749      SF
  154     Reno                       NV        89511            61,433      SF

  166     Temecula                   CA        92591            22,228      SF
  179     Katy                       TX        77494            36,935      SF
  182     Phoenix                    AZ        85040            36,860      SF
  186     Seattle                    WA        98103                31     Units

  195     Sandy                      UT        84070            21,960      SF
  198     Ventura                    CA        93003            47,422      SF

  199     Houston                    TX        77064            20,974      SF
  201     McLean                     VA        22101            25,831      SF
  203     Falling Waters             WV        25419                       Units
          District                                                  56

  204     Glyndon                    MD        21071            29,857      SF

  206     Houston                    TX        77041            57,600      SF

  211     Rancho Santa               CA        92688            22,840      SF
          Margarita
  215     Boise                      ID        83704                45     Units

  216     Nashville                  TN        37212                24     Units
  218     Las Vegas                  NV        89117            12,600      SF
  219     Englewood                  CO        80112            50,000      SF
----------------------------------------------------------------------------------
  221                                                           20,374      SF

 221a     Tulsa                      OK        74105            14,674      SF
 221b     Tulsa                      OK        74105             5,700      SF
----------------------------------------------------------------------------------
  224     Bloomington                MN        55457                44     Units
----------------------------------------------------------------------------------
  225                                                           48,541      SF

 225a     St. Paul                   MN        55114            30,832      SF
 225b     St. Paul                   MN        55114            17,709      SF
----------------------------------------------------------------------------------
  226     Fargo                      ND        58103                24     Units
  227     Fargo                      ND        58103                24     Units
  228     Fargo                      ND        58103                24     Units
  230     El Segundo                 CA        90245            17,710      SF
  231     Jamaica                    NY        11434            32,189      SF
  232     Van Nuys                   CA        91406            14,700      SF
  233     Cotati                     CA        94931            16,740      SF
  234     Los Gatos                  CA        95030             4,200      SF
  235     Minneapolis                MN        55410             9,000      SF

  236     Sandy                      UT        84070            23,413      SF
  238     Phoenix                    AZ        85027            13,432      SF

  239     Tucson                     AZ        85716                16     Units

                                                                     CROSS
                                                                 COLLATERALIZED
                                                                 MORTGAGE LOAN
                                                  CROSS         GROUP AGGREGATE
                                              COLLATERALIZED      CUT-OFF DATE                     ORIGINAL
CONTROL                                         (MORTGAGE          PRINCIPAL       OWNERSHIP       PRINCIPAL           MORTGAGE
NUMBER          LOAN / PROPERTY NAME           LOAN GROUP)          BALANCE         INTEREST        BALANCE              RATE
 107      The Marketplace at Palmdale              No             19,194,866       Fee Simple         19,500,000        7.2310%

 116      2811 Wilshire Boulevard                  No             13,408,094       Fee Simple         13,500,000        7.9500%
 123      Spring Creek Apartments                  No              9,880,000       Fee Simple          9,880,000        7.1000%
 140      Agilent Technologies                     No              7,037,629       Fee Simple          7,060,000        7.6100%
          Building
 147      Patrice Place Industrial              Yes (X1)           6,286,000       Fee Simple          3,428,000        7.0000%
 148      Figueroa  Industrial                  Yes (X1)           6,286,000       Fee Simple          2,858,000        7.0000%
 150      Sunrise Trade Center                     No              6,042,062       Fee Simple          6,050,000        7.4000%
 154      Longley West Plaza                       No              5,196,367       Fee Simple          5,200,000        7.8000%

 166      Promenade At Temecula                    No              4,334,062       Fee Simple          4,375,000        7.2000%

 179      Westland Shopping Center                 No              3,686,246       Fee Simple          3,700,000        8.1100%
 182      Mountain Park Plaza                      No              3,291,822       Fee Simple          3,300,000        7.6500%
 186      Santorini at the Park Apartments         No              3,150,000       Fee Simple          3,150,000        6.7000%

 195      Uinta Golf and Ihop Pad Site             No              2,605,858       Fee Simple          2,625,000        8.3400%
 198      Ventura Commerce Center II               No              2,549,520       Fee Simple   2,564,820.02 (c)        8.4000%

 199      Willowbrook II                           No              2,542,476       Fee Simple          2,550,000        7.7100%
 201      1340 Old Chain Bridge Road               No              2,325,000       Fee Simple          2,325,000        7.1200%
 203      Spring Mill Apartments                   No              2,300,000       Fee Simple          2,300,000        6.7500%


 204      Glyndon Square Shopping Center           No              2,218,183       Fee Simple          2,280,000        8.2000%

 206      West Little York Industrial              No              2,101,733       Fee Simple          2,117,000        8.6000%
          Park - Phase 2
 211      National Tour Building                   No              1,779,805       Fee Simple          1,785,000        7.7600%
 215      Aspen Apartments                         No              1,650,000       Fee Simple          1,650,000        6.9000%

 216      Hamilton Fairfax                         No              1,498,709       Fee Simple          1,500,000        6.7500%
          Apartments
 218      Cimmaron Professional                    No              1,450,000       Fee Simple          1,450,000        7.0400%
          Plaza
 219      California Creations                     No              1,379,840       Fee Simple          1,400,000        8.1000%
          Building
----------------------------------------------------------------------------------------------------------------------------------
 221      Brookside Market / Cedar                 No              1,269,067                           1,325,000        7.5000%
          Plaza Portfolio
 221a     Brookside Market                                                         Fee Simple
 221b     Cedar Plaza Shopping Center                                              Fee Simple
----------------------------------------------------------------------------------------------------------------------------------
 224      Stanley Court Apartments                 No              1,250,000       Fee Simple          1,250,000        6.7000%

----------------------------------------------------------------------------------------------------------------------------------
 225      2380 Wycliff / 970 Raymond               No              1,228,688                           1,300,000        7.9000%
          Portfolio
 225a     2380 Wycliff Street                                                      Fee Simple
 225b     970 Raymond Avenue                                                       Fee Simple
----------------------------------------------------------------------------------------------------------------------------------
 226      Greenbrier Apartments II                 No              1,074,074       Fee Simple          1,075,000        6.7500%
 227      Greenbrier Apartments III                No              1,074,074       Fee Simple          1,075,000        6.7500%
 228      Greenbrier Apartments I                  No              1,071,077       Fee Simple          1,072,000        6.7500%
 230      Rite Aid Drugstore                       No                949,302       Fee Simple          1,000,000        6.9500%
 231      167-55 148th Avenue                      No                862,654       Fee Simple            900,000        7.6000%
 232      16249-16259 Stagg Street                 No                727,094       Fee Simple            740,000        8.8000%
 233      6819 Redwood Drive                       No                626,169       Fee Simple            655,000        7.4500%
 234      Toll House Office Building               No                625,758       Fee Simple            675,000        7.8000%
 235      Linden Hills Co-op Grocery               No                610,626       Fee Simple            690,000        7.2000%
          Store
 236      Goodyear/Wenco Building                  No                554,728       Fee Simple            630,000        7.3000%

 238      WMC International Industrial             No                463,274       Fee Simple            534,000        7.9500%
          Building
 239      Desert Club Apartments                   No                329,468       Fee Simple            345,000        7.9500%





            MASTER            INTEREST                              ANTICIPATED
CONTROL   SERVICING   RATE     ACCRUAL                               REPAYMENT      SCHEDULED
NUMBER     FEE RATE   TYPE     METHOD      LOAN TYPE    NOTE DATE      DATE       MATURITY DATE
 107        0.0625%   Fixed     30/360        Fully      05/25/01       NAP         07/01/16
                                           Amortizing
 116        0.0625%   Fixed   Actual/360     Balloon     12/12/00       NAP         01/01/11
 123        0.0625%   Fixed   Actual/360     Balloon     11/29/01       NAP         12/01/08
 140        0.0625%   Fixed   Actual/360     Balloon     08/17/01       NAP         09/01/11

 147        0.0625%   Fixed   Actual/360     Balloon     11/21/01       NAP         12/01/11
 148        0.0625%   Fixed   Actual/360     Balloon     11/21/01       NAP         12/01/11
 150        0.0625%   Fixed   Actual/360     Balloon     09/04/01       NAP         10/01/11
 154        0.0625%   Fixed   Actual/360     Balloon     10/04/01       NAP         11/01/11

 166        0.0625%   Fixed     30/360        Fully      08/21/01       NAP         09/01/16
                                           Amortizing
 179        0.0625%   Fixed   Actual/360     Balloon     07/25/01       NAP         08/01/11
 182        0.0625%   Fixed   Actual/360     Balloon     07/10/01       NAP         08/01/06
 186        0.0625%   Fixed   Actual/360     Balloon     11/20/01       NAP         12/01/11

 195        0.0625%   Fixed   Actual/360     Balloon     10/17/00       NAP         11/01/10
 198        0.0625%   Fixed   Actual/360     Balloon     12/08/99       NAP         01/01/10

 199        0.0625%   Fixed   Actual/360     Balloon     06/18/01       NAP         07/01/11
 201        0.0625%   Fixed   Actual/360     Balloon     11/21/01       NAP         12/01/11
 203        0.0625%   Fixed   Actual/360     Balloon     11/16/01       NAP         12/01/11


 204        0.0625%   Fixed   Actual/360     Balloon     08/09/99       NAP         09/01/09

 206        0.0625%   Fixed   Actual/360     Balloon     09/18/00       NAP         10/01/10

 211        0.0625%   Fixed   Actual/360     Balloon     06/20/01       NAP         07/01/11
 215        0.0625%   Fixed   Actual/360     Balloon     11/02/01       NAP         12/01/11

 216        0.0625%   Fixed   Actual/360     Balloon     10/08/01       NAP         11/01/11

 218        0.0625%   Fixed   Actual/360     Balloon     11/20/01       NAP         12/01/11

 219        0.0625%   Fixed   Actual/360     Balloon     11/12/99       NAP         12/01/09

-----------------------------------------------------------------------------------------------
 221        0.0625%   Fixed   Actual/360     Balloon     11/20/98       NAP         12/01/08

 221a
 221b
-----------------------------------------------------------------------------------------------
 224        0.0625%   Fixed     30/360        Fully      11/15/01       NAP         12/01/16
                                           Amortizing
-----------------------------------------------------------------------------------------------
 225        0.0625%   Fixed   Actual/360     Balloon     11/20/97       NAP         12/01/12

 225a
 225b
-----------------------------------------------------------------------------------------------
 226        0.0625%   Fixed   Actual/360     Balloon     10/24/01       NAP         11/01/11
 227        0.0625%   Fixed   Actual/360     Balloon     10/24/01       NAP         11/01/11
 228        0.0625%   Fixed   Actual/360     Balloon     10/24/01       NAP         11/01/11
 230        0.0625%   Fixed   Actual/360     Balloon     08/24/98       NAP         09/01/08
 231        0.0625%   Fixed   Actual/360     Balloon     11/17/98       NAP         12/01/08
 232        0.0625%   Fixed   Actual/360     Balloon     03/08/00       NAP         04/01/10
 233        0.0625%   Fixed   Actual/360     Balloon     10/20/98       NAP         11/01/08
 234        0.0625%   Fixed   Actual/360     Balloon     08/12/98       NAP         09/01/08
 235        0.0625%   Fixed     30/360        Fully      10/02/98       NAP         11/01/14
                                           Amortizing
 236        0.0625%   Fixed     30/360        Fully      12/23/98       NAP         01/01/14
                                           Amortizing
 238        0.0625%   Fixed     30/360        Fully      07/23/98       NAP         08/01/13
                                           Amortizing
 239        0.0625%   Fixed   Actual/360     Balloon     06/04/98       NAP         07/01/08

----------------------------------
Footnotes: (c) Original Balance and First Payment Date were $2,800,000 and
               2/1/00, respectively. A principal paydown of $206,949.28 occurred on 6/30/01 following the 17th payment date of the loan, per the original note terms.

                                                                                     STATED                           STATED
                                                                  ORIGINAL TERM     ORIGINAL      REMAINING TERM     REMAINING
CONTROL                                          MONTHLY DEBT     TO MATURITY /   AMORTIZATION    TO MATURITY /    AMORTIZATION
NUMBER        LOAN / PROPERTY NAME              SERVICE PAYMENT    ARD (MONTHS)   TERM (MONTHS)    ARD (MONTHS)    TERM (MONTHS)
 107      The Marketplace at Palmdale             177,799.49           180            180              175              175
 116      2811 Wilshire Boulevard                  98,588.07           120            360              109              349
 123      Spring Creek Apartments                  66,396.76           84             360              84               360
 140      Agilent Technologies Building            52,678.97           120            300              117              297
 147      Patrice Place Industrial                 22,806.57           120            360              120              360
 148      Figueroa  Industrial                     19,014.35           120            360              120              360
 150      Sunrise Trade Center                     41,888.98           120            360              118              358
 154      Longley West Plaza                       37,433.27           120            360              119              359
 166      Promenade At Temecula                    39,814.55           180            180              177              177
 179      Westland Shopping Center                 28,827.35           120            300              116              296
 182      Mountain Park Plaza                      23,413.98           60             360              56               356
 186      Santorini at the Park Apartments         20,326.26           120            360              120              360
 195      Uinta Golf and Ihop Pad Site             19,887.08           120            360              107              347
 198      Ventura Commerce Center II               21,331.46           102            342              97               337
 199      Willowbrook II                           18,198.08           120            360              115              355
 201      1340 Old Chain Bridge Road               16,611.03           120            300              120              300
 203      Spring Mill Apartments                   14,917.76           120            360              120              360
 204      Glyndon Square Shopping Center           17,900.55           120            300              93               273
 206      West Little York Industrial Park -       16,428.17           120            360              106              346
          Phase 2
 211      National Tour Building                   12,800.30           120            360              115              355
 215      Aspen Apartments                         11,556.82           120            300              120              300
 216      Hamilton Fairfax Apartments               9,728.98           120            360              119              359
 218      Cimmaron Professional Plaza               9,685.88           120            360              120              360
 219      California Creations Building            10,370.47           120            360              96               336
------------------------------------------------------------------------------------------------------------------------------------
 221      Brookside Market / Cedar Plaza            9,791.64           120            300              84               264
          Portfolio
 221a     Brookside Market
 221b     Cedar Plaza Shopping Center
------------------------------------------------------------------------------------------------------------------------------------
 224      Stanley Court Apartments                 11,026.75           180            180              180              180
------------------------------------------------------------------------------------------------------------------------------------
 225      2380 Wycliff / 970 Raymond                9,947.65           180            300              132              252
          Portfolio
 225a     2380 Wycliff Street
 225b     970 Raymond Avenue
------------------------------------------------------------------------------------------------------------------------------------
 226      Greenbrier Apartments II                  6,972.43           120            360              119              359
 227      Greenbrier Apartments III                 6,972.43           120            360              119              359
 228      Greenbrier Apartments I                   6,952.98           120            360              119              359
 230      Rite Aid Drugstore                        7,035.93           120            300              81               261
 231      167-55 148th Avenue                       6,709.58           120            300              84               264
 232      16249-16259 Stagg Street                  6,109.02           120            300              100              280
 233      6819 Redwood Drive                        4,819.11           120            300              83               263
 234      Toll House Office Building                5,562.25           120            240              81               201
 235      Linden Hills Co-op Grocery Store          6,062.33           192            192              155              155
 236      Goodyear/Wenco Building                   5,768.81           180            180              145              145
 238      WMC International Industrial              5,087.78           180            180              140              140
          Building
 239      Desert Club Apartments                    2,651.35           120            300              79               259



CONTROL      CUT-OFF DATE     LOAN BALANCE AT
NUMBER    PRINCIPAL BALANCE    MATURITY / ARD
 107        19,194,866.02                   -
 116        13,408,094.44       12,053,630.71
 123         9,880,000.00        9,108,742.42
 140         7,037,629.03        5,751,579.17
 147         3,428,000.00        2,989,139.16
 148         2,858,000.00        2,492,111.19
 150         6,042,061.74        5,330,649.35
 154         5,196,366.73        4,626,653.04
 166         4,334,061.70                   -
 179         3,686,246.43        3,059,080.13
 182         3,291,822.39        3,148,694.18
 186         3,150,000.00        2,724,654.18
 195         2,605,858.45        2,365,356.06
 198         2,549,519.70        2,101,618.92
 199         2,542,476.46        2,264,753.66
 201         2,325,000.00        1,866,430.22
 203         2,300,000.00        1,992,142.77
 204         2,218,183.15        1,890,306.23
 206         2,101,733.12        1,919,272.70

 211         1,779,805.17        1,587,274.69
 215         1,650,000.00        1,315,525.46
 216         1,498,708.52        1,299,087.74
 218         1,450,000.00        1,265,702.49
 219         1,379,840.45        1,255,319.37
---------------------------------------------
 221         1,269,066.77        1,076,339.49

 221a
 221b
---------------------------------------------
 224         1,250,000.00                   -
---------------------------------------------
 225         1,228,688.29          861,672.39

 225a
 225b
---------------------------------------------
 226         1,074,074.45          931,013.85
 227         1,074,074.45          931,013.85
 228         1,071,077.02          928,414.31
 230           949,302.05          798,682.08
 231           862,653.89          733,284.27
 232           727,094.11          623,672.32
 233           626,169.43          531,201.42
 234           625,758.41          472,739.24
 235           610,625.90                   -
 236           554,727.81                   -
 238           463,273.63                   -

 239           329,468.12          284,079.13



                                                                              YIELD          YIELD
                                                                            MAINTENANCE   MAINTENANCE    PREPAYMENT     PREPAYMENT
CONTROL                                         DEFEASEANCE   DEFEASEANCE     PERIOD       PERIOD END   PENALTY START   PENALTY END
NUMBER            LOAN / PROPERTY NAME          START DATE     END DATE     START DATE        DATE          DATE            DATE
  107      The Marketplace at Palmdale            08/01/04      03/31/16        NAP            NAP           NAP             NAP
  116      2811 Wilshire Boulevard                02/01/05      09/30/10        NAP            NAP           NAP             NAP
  123      Spring Creek Apartments                01/01/05      09/30/08        NAP            NAP           NAP             NAP
  140      Agilent Technologies Building          10/01/04      05/31/11        NAP            NAP           NAP             NAP
  147      Patrice Place Industrial               01/01/05      09/30/11        NAP            NAP           NAP             NAP
  148      Figueroa  Industrial                   01/01/05      09/30/11        NAP            NAP           NAP             NAP
  150      Sunrise Trade Center                   11/01/04      06/30/11        NAP            NAP           NAP             NAP
  154      Longley West Plaza                     12/01/04      07/31/11        NAP            NAP           NAP             NAP

  166      Promenade At Temecula                  10/01/04      05/31/16        NAP            NAP           NAP             NAP
  179      Westland Shopping Center                  NAP          NAP         08/01/06      04/30/11         NAP             NAP
  182      Mountain Park Plaza                    09/01/04      04/30/06        NAP            NAP           NAP             NAP
  186      Santorini at the Park                  01/01/05      08/31/11        NAP            NAP           NAP             NAP
           Apartments
  195      Uinta Golf and Ihop Pad Site           01/01/04      07/31/10        NAP            NAP           NAP             NAP
  198      Ventura Commerce Center II             02/01/05      12/31/09        NAP            NAP           NAP             NAP

  199      Willowbrook II                         08/01/04      03/31/11        NAP            NAP           NAP             NAP
  201      1340 Old Chain Bridge Road             01/01/05      09/30/11        NAP            NAP           NAP             NAP
  203      Spring Mill Apartments                 01/01/05      09/30/11        NAP            NAP           NAP             NAP


  204      Glyndon Square Shopping                   NAP          NAP         09/01/04      05/31/09         NAP             NAP
           Center
  206      West Little York Industrial            11/01/05      06/30/10        NAP            NAP           NAP             NAP
           Park - Phase 2
  211      National Tour Building                 08/01/04      03/31/11        NAP            NAP           NAP             NAP
  215      Aspen Apartments                       01/01/05      08/31/11        NAP            NAP           NAP             NAP

  216      Hamilton Fairfax Apartments            12/01/04      08/31/11        NAP            NAP           NAP             NAP
  218      Cimmaron Professional Plaza            01/01/05      08/31/11        NAP            NAP           NAP             NAP
  219      California Creations Building             NAP          NAP         12/01/02      08/31/09         NAP             NAP
-----------------------------------------------------------------------------------------------------------------------------------
  221      Brookside Market / Cedar                  NAP          NAP         12/01/03      08/31/08         NAP             NAP
           Plaza Portfolio
 221a      Brookside Market
 221b      Cedar Plaza Shopping Center
-----------------------------------------------------------------------------------------------------------------------------------
  224      Stanley Court Apartments               01/01/05      09/30/16        NAP            NAP           NAP             NAP
-----------------------------------------------------------------------------------------------------------------------------------
  225      2380 Wycliff / 970 Raymond                NAP          NAP         12/01/02      05/31/12         NAP             NAP
           Portfolio
 225a      2380 Wycliff Street
 225b      970 Raymond Avenue
-----------------------------------------------------------------------------------------------------------------------------------
  226      Greenbrier Apartments II               12/01/04      08/31/11        NAP            NAP           NAP             NAP
  227      Greenbrier Apartments III              12/01/04      08/31/11        NAP            NAP           NAP             NAP
  228      Greenbrier Apartments I                12/01/04      08/31/11        NAP            NAP           NAP             NAP
  230      Rite Aid Drugstore                        NAP          NAP         09/01/03      02/29/08         NAP             NAP
  231      167-55 148th Avenue                       NAP          NAP         12/01/03      09/30/08         NAP             NAP
  232      16249-16259 Stagg Street                  NAP          NAP         04/01/05      12/31/09         NAP             NAP
  233      6819 Redwood Drive                        NAP          NAP         11/01/03      08/31/08         NAP             NAP
  234      Toll House Office Building                NAP          NAP         09/01/03      03/31/08         NAP             NAP
  235      Linden Hills Co-op Grocery                NAP          NAP         11/01/03      07/31/14         NAP             NAP
           Store
  236      Goodyear/Wenco Building                   NAP          NAP         01/01/04      09/30/13         NAP             NAP
  238      WMC International Industrial              NAP          NAP         08/01/03      05/31/13         NAP             NAP
           Building
  239      Desert Club Apartments                    NAP          NAP         07/01/03      01/31/08         NAP             NAP

                                             YIELD
                                          MAINTENANCE
              YIELD                      INTEREST RATE            YIELD
           MAINTENANCE       YIELD         CONVERTED           MAINTENANCE
CONTROL    CALCULATION    MAINTENANCE      TO MONTHLY         INTEREST RATE
NUMBER        METHOD     INTEREST RATE    MORTGAGE RATE       REFERENCE DATE
  107           NAP           NAP              NAP                 NAP
  116           NAP           NAP              NAP                 NAP
  123           NAP           NAP              NAP                 NAP
  140           NAP           NAP              NAP                 NAP
  147           NAP           NAP              NAP                 NAP
  148           NAP           NAP              NAP                 NAP
  150           NAP           NAP              NAP                 NAP
  154           NAP           NAP              NAP                 NAP

  166           NAP           NAP              NAP                 NAP
  179         Type 2     Treasury Flat          No        Weighted Average Life
  182           NAP           NAP              NAP                 NAP
  186           NAP           NAP              NAP                 NAP

  195           NAP           NAP              NAP                 NAP
  198           NAP           NAP              NAP                 NAP

  199           NAP           NAP              NAP                 NAP
  201           NAP           NAP              NAP                 NAP
  203           NAP           NAP              NAP                 NAP


  204         Type 2     Treasury Flat          No        Weighted Average Life

  206           NAP           NAP              NAP                 NAP

  211           NAP           NAP              NAP                 NAP
  215           NAP           NAP              NAP                 NAP

  216           NAP           NAP              NAP                 NAP
  218           NAP           NAP              NAP                 NAP
  219         Type 2     Treasury Flat          No        Weighted Average Life
-------------------------------------------------------------------------------
  221         Type 2     Treasury Flat          No        Weighted Average Life

 221a
 221b
-------------------------------------------------------------------------------
  224           NAP           NAP              NAP                 NAP
-------------------------------------------------------------------------------
  225         Type 2     Treasury Flat          No        Weighted Average Life

 225a
 225b
-------------------------------------------------------------------------------
  226           NAP           NAP              NAP                 NAP
  227           NAP           NAP              NAP                 NAP
  228           NAP           NAP              NAP                 NAP
  230         Type 2     Treasury Flat          No        Weighted Average Life
  231         Type 2     Treasury Flat          No        Weighted Average Life
  232         Type 2     Treasury Flat          No        Weighted Average Life
  233         Type 2     Treasury Flat          No        Weighted Average Life
  234         Type 2     Treasury Flat          No        Weighted Average Life
  235         Type 2     Treasury Flat          No        Weighted Average Life

  236         Type 2     Treasury Flat          No        Weighted Average Life
  238         Type 3     Treasury Flat         Yes               Maturity

  239         Type 3     Treasury Flat         Yes               Maturity

                                    EXHIBIT B

            REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE SELLER

                  The Seller hereby represents and warrants that, as of the Closing Date:

                  (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The execution and delivery by the Seller of this Agreement, the execution (including, without limitation, by facsimile or machine signature) and delivery of any and all documents contemplated by this Agreement, including, without limitation, endorsements of Mortgage Notes, and the performance and compliance by the Seller with the terms of this Agreement will not: (i) violate the Seller's organizational documents; or (ii) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any indenture, agreement or other instrument to which the Seller is a party or by which it is bound or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

                  (c) The Seller has full power and authority to enter into and fully perform under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (d) The Seller has the full right, power and authority to sell, assign, transfer, set over and convey the Mortgage Loans (and, in the event that the related transaction is deemed to constitute a loan secured by all or part of the Mortgage Loans, to pledge the Mortgage Loans) in accordance with, and under the conditions set forth in, this Agreement.

                  (e) Assuming due authorization, execution and delivery hereof by the Purchaser, this Agreement constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to: (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (f) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms hereof will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

                  (g) There are no actions, suits or proceedings pending or, to the best of the Seller's knowledge, threatened against the Seller which, if determined adversely to the Seller, would prohibit the Seller from entering into this Agreement or, in the Seller's good faith and reasonable judgment, would be likely to affect materially and adversely either the ability of the Seller to perform its obligations hereunder or the financial condition of the Seller.

                  (h) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

                  (i) The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

                  (j) The Mortgage Loans do not constitute all or substantially all of the assets of the Seller.

                  (k) The Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

                  (l) The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans to the Purchaser, as contemplated herein.

                  (m) After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

                  (n) The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

                  (o) The consideration to be received by the Seller in connection with its transfer of the Mortgage Loans to the Purchaser, as provided herein, constitutes at least reasonably equivalent value and fair consideration for the Mortgage Loans.

                  (p) No proceedings looking toward liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

                                    EXHIBIT C

                  All exceptions to any representation and warranty should be scheduled on a schedule or exhibit denominated to match the Section number of the specific representation and warranty, e.g., Schedule C-12(a). Each such Schedule shall set forth the specific exception or exceptions to the specific part or parts of the related representation and warranty and not simply list the loan. The standard for repurchase is to be any breach that materially and adversely effects the value of the Mortgage Loan, the Mortgaged Property, the interests of the Trust/Trustee in such Mortgage Loan or the interests of the Certificateholders, or any one of them, including any economic interest, in such Mortgage Loan.

                  For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case (i) solely in the case of the Seller, after having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily mortgage lenders, as applicable, and in all events as required by the Seller's underwriting standards, at the time of the Seller's origination or acquisition, as applicable, of the particular Mortgage Loan and (ii) subsequent to such origination, utilizing the servicing and monitoring practices customarily utilized by prudent commercial mortgage loan servicers with respect to securitizable commercial or multifamily, as applicable, mortgage loans, and the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking such action by, either of the Seller or any servicer acting on its behalf.

                         REPRESENTATIONS AND WARRANTIES
                       WITH RESPECT TO THE MORTGAGE LOANS

                  The Seller hereby represents and warrants that, as of the date herein below specified or, if no such date is specified, as of the Closing Date:

                  1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects as of the respective Due Dates for the Mortgage Loans in December 2001.

                  2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to sell, transfer and assign each Mortgage Loan to, or at the direction of, the Purchaser free and clear of any and all pledges, liens, claims, charges, security interests, participation interests and/or other interests and encumbrances. Subject to the completion of all recording and filing contemplated hereby and by the Pooling and Servicing Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, claim, charge, security interest or other encumbrance, or participation interest or any other ownership interest, or any other interest of any kind or nature whatsoever, except for the servicing rights identified on Schedule C-42. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is genuine.

                  3. Payment Record. No scheduled payment of principal and interest due under any Mortgage Loan on the Due Date in December 2001 or on any Due Date in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in December 2001 is or was 30 days or more delinquent, without giving effect to any applicable grace period.

                  4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan is properly recorded in the applicable jurisdiction and constitutes a valid and, subject to the exceptions and limitations set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances and except for (a) the lien for current real estate taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment meeting the requirements described below in Paragraph 8), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan, (c) any other exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment meeting the requirements described below in Paragraph 8), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan, (d) other matters to which like properties are commonly subject, none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan, (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which do not materially interfere with the security intended to be provided by such Mortgage, (f) condominium declarations of record and identified in the lender's title insurance policy (or, if not yet issued, identified in a pro forma title policy or title policy commitment meeting the requirements described in Paragraph 8 below) and (g) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group (the foregoing items (a) through (g) being herein referred to as the "Permitted Encumbrances"). Such Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by such Mortgage or adversely effect the value or marketability of the

Mortgaged Property. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) to validly and effectively convey the assignor's interest therein and constitutes a legal, valid, binding and, subject to the exceptions and limitations set forth in Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

                  5. Assignment of Leases and Rents. The Mortgage Loan is secured by an assignment of leases and rents ("Assignment of Leases"), which is either a separate instrument or is incorporated into the related Mortgage, and which establishes and creates a valid, subsisting and, subject to the exceptions and limitations set forth in Paragraph 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) to validly and effectively convey the assignor's interest therein and constitutes a legal, valid, binding and, subject to the exceptions and limitations set forth in Paragraph 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee.

                  6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded in any material respect,
(b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part. Except as described on Schedule C-6 hereto, no alterations, waivers, modifications or assumptions of any kind have intentionally been given, made or consented to by or on behalf of the Seller since October 22, 2001. The Seller has not taken any affirmative action that would cause the representations and warranties of the related Borrower under any Mortgage Loan not to be true and correct in any material respect.

                  7. Condition of Property; Condemnation. In the case of each Mortgage Loan, one or more engineering assessments were performed by an independent engineering consultant firm and except as set forth in an engineering report prepared in connection with such assessment, the related Mortgaged Property, to the Seller's knowledge, was as of origination, and, to Seller's actual knowledge, is as of the Closing Date, in good repair, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any material damage or deficiencies, material deferred maintenance or other similar conditions either (1) an escrow of funds was required or a letter of credit was obtained in an amount sufficient to effect the necessary repairs or maintenance or (2) such repairs and maintenance have been completed. To Seller's knowledge, as of origination of such Mortgage Loan, there was no proceeding pending, and, to the Seller's actual knowledge, no such proceeding for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan has been noticed or commenced. As of the date of the origination of each Mortgage Loan: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance referred to in Paragraph 8 below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance referred to in Paragraph 8 below.

                  8. Title Insurance. The lien of each Mortgage securing a Mortgage Loan is insured by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (except that if such policy is yet to be issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment in either case marked as binding and countersigned by the title company or its authorized agent, either on its face or by an acknowledged closing instruction or escrow letter) in the original principal amount of such Mortgage Loan after all advances of principal, insuring the originator of the related Mortgage Loan, its successors and assigns (as the sole insured) that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, and Seller has made no claims thereunder and, to Seller's actual knowledge, no prior holder of the related Mortgage has made any claims thereunder and no claims have been paid thereunder. Seller has not, and to the Seller's actual knowledge, no prior holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless, in the case of clause (b) below, the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, and (b) that the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

                  9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto. Any and all requirements under each Mortgage Loan as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose, which requirements were to have been complied with on or before the Closing Date, have been complied with in all material aspects or any such funds so escrowed have not been released, provided that, partial releases of such funds in accordance with the applicable Mortgage Loan Documents may have occurred.

                  10. Mortgage Provisions. The Mortgage Note, Mortgage and Assignment of Leases for each Mortgage Loan, together with applicable state law, contain customary and, subject to the exceptions and limitations set forth in Paragraph 13 below, enforceable provisions for commercial or multifamily, as applicable, mortgage loans such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

                  11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan and all such fees and expenses are the obligation of the Borrower under the Mortgage.

                  12. Environmental Conditions. Except in the case of the Mortgaged Properties identified on Schedule C-12(TS) (as to which a transaction screen meeting the requirements of the American Society for Testing and Materials, in effect at the time the related report was prepared, for transaction screens ("Transaction Screen") was performed), (a) an environmental site assessment meeting the requirements of the American Society for Testing and Materials in effect at the time the related report was prepared and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the Mortgaged Property ("Environmental Report"), or an update of such an assessment, was performed by an independent and licensed (to the extent required by applicable state law) environmental consulting firm with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan and thereafter updated such that, except as set forth on Schedule C-12(a), such Environmental Report is dated no earlier than twelve months prior to the Closing Date, (b) a copy of each such Environmental Report has been delivered to the Purchaser, and (c) either: (i) no such Environmental Report provides that as of the date of the report there is a material violation of any applicable environmental laws with respect to any circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then, except as described on Schedule C-12(c), one or more of the following are true--(A) a party not related to the related Borrower with financial resources reasonably estimated to be adequate to cure the subject violation in all material respects was identified as the responsible party for such condition or circumstance and such condition or circumstance does not materially impair the value of the Mortgaged Property, (B) the related Borrower was required to provide additional security reasonably estimated to be adequate to cure the subject violation in all material respects and/or to obtain an operations and maintenance plan, (C) the related Borrower, or other responsible party, provided a "no further action" letter or other evidence reasonably acceptable to a reasonably prudent commercial mortgage lender that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (D) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation,

(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Mortgaged Property is identified on Schedule C-12(G) and insured under a policy of insurance against losses arising from such circumstances and conditions or
(H) a party with financial resources reasonably estimated to be adequate to cure the subject violation in all material respects provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation. To the Seller's actual knowledge, there are no significant or material circumstances or conditions with respect to any Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage, or other loan document in the Mortgage File, for each Mortgage Loan encumbering the Mortgaged Property requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations. The Seller has not taken any action which would cause the Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards or which could subject the Seller or its successors and assigns to liability under such laws. Each Borrower represents and warrants in the related Mortgage Loan documents generally to the effect that except as set forth in certain specified environmental reports and to the best of its knowledge, as of the date of origination of such Mortgage Loan, there were no hazardous materials on the related Mortgaged Property, except those in full compliance with all applicable Hazardous Materials Laws and the Borrower will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Borrower (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against, or otherwise be liable for, any and all losses resulting from a breach of environmental representations, warranties or covenants given by the Borrower in connection with such Mortgage Loan, generally including any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including without limitation, attorneys' fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from such breach. If the Mortgaged Property is a multifamily residential property and the environmental consultant, in its judgement in consideration of the age, history or location of the mortgaged property, considered lead-based paint, asbestos or radon to be a potential environmental risk, then either (I) Operations and Maintenance Plans ("O&M Plans"), as appropriate, were obtained and implemented prior to closing or an amount sufficient to obtain and implement such O&M Plan(s) was held back at closing, with the O&M Plan(s) required to be obtained and implemented post-closing, or (II) an environmental assessment for lead-based paint, asbestos or radon, as appropriate, was conducted and either (i) no further action was recommended, (ii) O&M Plans or remediation were recommended and obtained or performed prior to the loan closing, or (iii) O&M Plans or remediation were recommended and escrows sufficient to obtain such O&M Plans or effect such remediation were held back at closing with the O&M Plan(s) or remediation required to be obtained or performed post-closing.

                  13. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Borrower, or any guarantor of non-recourse exceptions and environmental liability, with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by: (i) bankruptcy, insolvency, reorganization, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no right of rescission, offset, abatement, diminution or valid defense or counterclaim available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby. Seller has no actual knowledge of any such rights, defenses or counterclaims having been asserted.

                  14. Insurance. Except in certain cases, where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils included within the classification "All Risk of Physical Loss" or "Extended Coverage" insurance (or the equivalent) policy in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Except as identified on Schedule C-14 hereto, each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income). If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area") and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis of the improvements in the SFH Area, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. Each Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent commercial lenders for similar properties. If the Mortgaged Property is located within 25 miles of the coast of Florida, Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina, such Mortgaged

Property is covered by windstorm insurance in such amount as is generally required by reasonably prudent commercial or multifamily, as applicable, lenders for similar properties or mitigating factors exist which would be satisfactory to reasonably prudent commercial or multifamily, as applicable, lenders for similar properties. If the Mortgaged Property is located in the State of California or in a "seismic zone" 3 or 4, a seismic assessment was conducted at the time of origination or, alternatively, prior to the Closing Date and seismic insurance in an amount which would be acceptable to a reasonably prudent commercial lender was obtained to the extent such Mortgaged Property has a PML of greater than twenty percent (20%) (based on a 450-year lookback with a 10% probability of exceedance in a 50-year period). Any Mortgaged Property constituting a materially non-conforming use under applicable zoning laws and ordinances constitutes a legal non-conforming use which, in the event of casualty or destruction, may be restored or repaired to materially the same extent of the use or structure at the time of such casualty or such Mortgaged Property is covered by law and ordinance insurance in an amount as would be customarily required by a reasonably prudent commercial or multifamily, as applicable, mortgage lender or a zoning endorsement, in form, substance and amount as would be customarily required by a reasonably prudent commercial or multifamily, as applicable, mortgage lender, insuring against loss to the mortgagee resulting from such non-conformity was obtained or the insurance proceeds available under the required casualty insurance plus the value of the land and any remaining improvements will be sufficient to repay the Mortgage Loan. Additionally, for any Mortgage Loan having a Cut-off Date Principal Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch of not less than A-minus (or the equivalent), or from A.M. Best of not less than "A:V" (or the equivalent). All such insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without thirty (30) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured and all such insurance is in full force and effect. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the Mortgagee to require insurance as described above. Except under circumstances, including certain minimum thresholds, that would be reasonably acceptable to a prudent commercial or multifamily, as applicable, mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). To Seller's actual knowledge, all insurance policies described above are with an insurance carrier qualified to write insurance in the relevant jurisdiction.

                  15. Taxes and Assessments. As of the origination of the Mortgage Loan or October 1, 2001, whichever is later, there were no, and as of the Closing Date, the Seller has no knowledge of, any delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

                  16. Borrower Bankruptcy. No Mortgaged Property is the subject of, and no Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

                  17. Local Law Compliance. To the Seller's knowledge at the time of the origination of such Mortgage Loan, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, and to Seller's actual knowledge as of the Closing Date, except as described on Schedule C-17, the improvements located on or forming part of, and the existing use of, each Mortgaged Property securing a Mortgage Loan was or are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan or as otherwise reasonably determined by the Seller in a manner that would be acceptable to a reasonably prudent commercial or multifamily, as applicable, mortgage lender).

                  18. Leasehold Estate Only. If any Mortgage Loan is secured, in whole or in part, by the interest of a Borrower as a lessee under a ground lease (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such property (the "Fee Interest"), then, except as otherwise specified on Schedule C-18:

                  (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

                  (b) The related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances, and such Ground Lease, provides that it shall remain superior to any mortgage or other lien upon the related Fee Interest;

                  (c) The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all defaults, if any, on the part of the related lessee have been cured;

                  (d) Such Ground Lease is in full force and effect and the Seller has not received any notice that any material default has occurred under such Ground Lease, and the lessor under such Ground Lease has been sent notice of the lien evidenced by the Mortgage in accordance with the terms of the Ground Lease;

                  (e) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan. Furthermore, such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                  (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                  (g) Such Ground Lease has an original term (or an original term plus options exercisable by the holder of the related Mortgage) which extends not less than twenty (20) years beyond the end of the amortization term of such Mortgage Loan;

                  (h) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee under such Ground Lease following notice thereof from the lessor;

                  (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any casualty insurance proceeds, other than de minimus amounts for minor casualties, with respect to the leasehold interest will be applied either: (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon. Under the terms of the Ground Lease and the related Mortgage, taken together, any condemnation proceeds or awards in respect of a total or substantially total taking will be applied first to the payment of the outstanding principal and interest on the Mortgage Loan (except as otherwise provided by applicable law and subject to any rights to require the improvements to be rebuilt);

                  (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial or multifamily, as applicable, mortgage lender in the lending area where the Mortgaged Property is located at the time of the origination of such Mortgage Loan;

                  (k) The lessor under such Ground Lease is not permitted to disturb the possession, interest or quiet enjoyment of the lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

                  (l) Such Ground Lease may not be materially amended or modified without the prior consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

                  19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a) and the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of
Section 860G(a)(8).

                  20. Advancement of Funds. The Seller has not advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property or the related Borrower (other than amounts paid by the tenant as specifically provided under related lease or by a property manager), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

                  21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, has a shared appreciation feature, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or, provides for interest-only payments without principal amortization, other than for the initial partial month period between the date of the origination of such Mortgage Loan and the first day of the immediately succeeding month, or for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment. Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to the Borrower under the Mortgage Loan or otherwise.

                  22. Legal Proceedings. To Seller's knowledge, as of origination there were no, and to the Seller's actual knowledge, as of the Closing Date, there are no pending actions, suits, litigation or other proceedings by or before any court or governmental authority against or affecting the Borrower (or any related guarantor to the extent the Seller in accordance with Seller's underwriting standards would consider such guarantor material to the underwriting of such Mortgage Loan) under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan, the Borrower's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the ability of any such guarantor to meet its obligations.

                  23. Other Liens. Except as otherwise set forth on Schedule C-23, none of the Mortgage Loans permits the related Mortgaged Property or any interest therein or any controlling ownership interest in the Borrower (including, but not limited to, any controlling interest in the manager or managing member of a Borrower which is a limited liability company or the general partner of a Borrower which is a general partnership, limited partnership or limited liability partnership) to be encumbered by any mortgage lien or other encumbrance except the related Mortgage or the Mortgage of another Mortgage Loan without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To Seller's knowledge, as of origination, and, to the Seller's actual knowledge as of the Closing Date, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The Mortgage requires the Borrower to pay all reasonable costs and expenses related to any required consent to an encumbrance, including reasonable legal fees and expenses and any applicable Rating Agency fees.

                  24. No Mechanics' Liens. To Seller's knowledge, as of the origination of the Mortgage Loan, and, to the Seller's actual knowledge, as of the Closing Date: (i) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance; and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

                  25. Compliance with Usury Laws. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

                  26. Licenses and Permits. To the extent required by applicable law, each Mortgage Loan requires the related Borrower to be qualified to do business, and requires the related Borrower and the related Mortgaged Property to be in material compliance with all regulations, licenses, permits, authorizations, restrictive covenants and zoning and building laws, in each case to the extent required by law or to the extent that the failure to be so qualified or in compliance would have a material and adverse effect upon the enforceability of the Mortgage Loan or upon the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a zoning report from a zoning consultant, or (v) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

                  27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool.

                  28. Releases of Mortgaged Properties. Except as set forth on Schedule C-28, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon: (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of "government securities", as defined Treasury regulation section 1.860G-2(a)(8)(i), in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of material portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon: (i) the satisfaction of certain legal and underwriting requirements which would be acceptable to a reasonably prudent commercial or multifamily, as applicable, mortgage lender, or
(ii) the payment of a release price equal to at least 125% of the loan amount allocated to such Mortgaged Property or the appraised value of such Mortgaged Property at the time of the release and prepayment consideration in connection therewith.

                  29. Defeasance. With respect to any Mortgage Loan that contains a provision for any defeasance of mortgage collateral (a "Defeasance Loan"), the related Mortgage Note, Mortgage or other related loan document contained in the Mortgage File, provides that the defeasance option is not exercisable prior to a date that is at least two (2) years following the Closing Date and is otherwise in compliance with applicable statutes, rules and regulations governing REMICs; requires prior written notice to the holder of the Mortgage Loan of the exercise of the defeasance option and payment by Borrower of all related reasonable fees, costs and expenses as set forth below; requires, or permits the lender to require, the Mortgage Loan (or the portion thereof being defeased) to be assumed by a single-purpose entity; and requires delivery of a legal opinion that the Trustee has a perfected security interest in such collateral prior to any other claim or interest. In addition, each Mortgage loan that is a Defeasance Loan permits defeasance only with substitute collateral constituting non-callable "government securities" within the meaning of Treasury regulation section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or the portion thereof being defeased) when due, and in the case of ARD Loans, assuming the Anticipated Repayment Date is the Maturity Date. To Seller's actual knowledge, defeasance under the Mortgage Loan is only for the purpose of facilitating the disposition of a Mortgaged Property and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages. With respect to each Defeasance Loan, the related Mortgage or other related loan document provides that the related Borrower shall (a) pay all Rating Agency fees associated with defeasance (if Rating Agency approval is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, or (b) provide all opinions required under the related loan documents, including, if applicable, a REMIC opinion and a perfection opinion and any applicable rating agency letters confirming no downgrade or qualification of ratings on any classes in the transaction. Additionally, for any Mortgage Loan having a Cut-off Date Principal Balance equal to or greater than $20,000,000, the Mortgage Loan or the related documents require confirmation from the Rating Agency that exercise of the defeasance option will not cause a downgrade or withdrawal of the rating assigned to any securities backed by the Mortgage Loan and require the Borrower to pay any Rating Agency fees and expenses.

                  30. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

                  31. Inspection. The Seller, or an affiliate, inspected, or caused the inspection of, the related Mortgaged Property within twelve (12) months of the Closing Date.

                  32. No Material Default. There exists no material default, breach, violation or event of acceleration under the Mortgage Note, Mortgage or other related loan documents for any Mortgage Loan and, to Seller's actual knowledge, no event or circumstance which, with the passage of time or notice and expiration of any grace period or cure period, would constitute a material default, breach, violation or event of acceleration under such Mortgage Note, Mortgage or other related loan documents; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises directly out of the subject matter of or is covered by any other representation and warranty made by the Seller in this Exhibit C. No foreclosure or other enforcement action has been taken by the Seller or, to the Seller's knowledge, by any prior holder of such Mortgage Loan, against the Borrower or the Mortgaged Property with respect to the subject Mortgage Loan.

                  33. Due-on-Sale. The Mortgage contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgage Property, or any controlling interest in the related Borrower (including, but not limited to, any controlling interest in the manager or managing member of a Borrower which is a limited liability company or the general partner of a Borrower which is a general partnership, limited partnership or limited liability partnership) is pledged, transferred or sold, other than by reason of family and estate planning transfers (or by devise, descent or operation of law upon the death of a member, partner or shareholder of the related Borrower), transfers of less than a controlling interest in the Borrower, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Borrower, transfers among affiliated Borrowers with respect to cross-collateralized Mortgaged Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan. The Mortgage requires the Borrower to pay all reasonable fees and expenses associated with securing the consent or approval of the holder of the Mortgage for all actions requiring such consent or approval under the Mortgage including the cost of any required counsel opinions relating to REMIC or other securitization and tax issues and any applicable Rating Agency fees.

                  34. Single Purpose Entity. Each Mortgage Loan with an original principal balance over $5,000,000 requires the Borrower to be for at least for so long as the Mortgage Loan is outstanding, and to Seller's actual knowledge each Borrower is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, which is formed or organized solely for the purpose of owning and operating the related Mortgaged Property or Properties; does not engage in any business unrelated to such Mortgaged Property or Properties and the financing thereof; and whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan documents, substantially to the effect that such Borrower (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan Documents;
(iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and
(iv) holds itself out as being a legal entity, separate and apart from any other person. In addition with respect to all Mortgage Loans with an original principal balance of $15,000,000 or more, the Borrower's organizational documents provide substantially to the effect that the Borrower shall: conduct business in its own name; not guarantee or assume the debts or obligations of any other person; not commingle its assets or funds with those of any other person; prepare separate tax returns and financial statements, or if part of a consolidated group, be shown as a separate member of such group; transact business with affiliates on an arm's length basis pursuant to written agreements; hold itself out as being a legal entity, separate and apart from any other person and such organizational documents provide that: any dissolution and winding up or insolvency filing for such entity is prohibited or requires the unanimous consent of an independent director or member or all partners or members, as applicable; such documents may not be amended with respect to the Single-Purpose Entity requirements without the approval of the mortgagee or rating agencies; the Borrower shall have an outside independent director or member. There was obtained for each such Mortgage Loan having an original principal balance of $20,000,000 a counsel's opinion regarding non-consolidation of the Borrower in any insolvency proceeding involving any other party. To Seller's actual knowledge, each Borrower has complied in all material respects with the requirements of the related Mortgage Loan and Mortgage and the Borrower's organizational documents regarding Single-Purpose-Entity status. The organization documents of any Borrower on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Borrower shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member. Any such single member limited liability company Borrower is organized in jurisdictions that provide for such continued existence and there was obtained an opinion of such Borrower's counsel confirming such continued existence and that the applicable law provides that creditors of the single member may only attach the assets of the member including the membership interests in the Borrower but not the assets of the Borrower.

                  35. Whole Loan. Each Mortgage loan is a whole loan and not a participation interest in a mortgage loan.

                  36. Tax Parcels. Each Mortgaged Property either (i) constitutes one or more complete separate tax lots containing no other property or (ii) is subject to an endorsement under the related lender title policy insuring same or (iii) an application for the creation of separate tax lots complying in all respects with the applicable laws and requirements of the applicable governing authority has been made and approved by the applicable governing authority and such separate tax lots shall be effective for the next tax year.

                  37. ARD Loans. Each Mortgage Loan which is an ARD Loan commenced amortizing on its initial scheduled Due Date, and provides that: (i) its Mortgage Rate will increase by at least two (2) percentage points in connection with the passage of its Anticipated Repayment Date; (ii) its Anticipated Repayment Date is not less than seven (7) years following the origination of such Mortgage Loan; (iii) no later than the related Anticipated Repayment Date, the related Borrower is required (if it has not previously done so) to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Master Servicer; and (iv) any net cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the scheduled principal and interest payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures.

                  38. Security Interests. The security agreements, financing statements or other instruments, if any, related to the Mortgage Loan establish and create, and a UCC financing statement has been filed and/or recorded in all places required by applicable law for the perfection of (to the extent that the filing of such a UCC financing statement can perfect such a security interest), a valid security interest in the personal property granted under such Mortgage (and any related security agreement), which in all cases includes elevators) and all Borrower owned furniture, fixtures and equipment material to the Borrower's operation of the Mortgaged Property and, if such Mortgaged Property is a hotel, restaurant, healthcare facility, nursing home, assisted living facility, self-storage facility, theatre, mobile home park or fitness center operated by the related Borrower, such personal property, with the exception of certain leased personal property for which there is an assignment of the Borrower's interest, constitutes all the material personal property required to operate the Borrower's business and any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the related Mortgage Loan establishes and creates a valid and enforceable lien and first priority security interest in such material personal property described therein (subject to the exceptions and limitations set forth in Paragraph 13 above), except for certain personal property subject to purchase money security interests or personal property leases and security interests to secure revolving lines of credit, all of which are in compliance with or allowable under the related Mortgage Loan documents and are disclosed in the Mortgage Loan File or the Borrower's financial statements or operating statements. In the case of each Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC Financing Statements have been filed as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property. An assignment of each UCC financing statement relating to the Mortgage Loan has been executed by Seller in blank which the Purchaser or Trustee, as applicable, or designee is authorized to complete and to file in the filing office in which such financing statement was filed. Each Mortgage Loan and the related Mortgage (along with any security agreement and UCC financing statement), together with applicable state law, contain customary and enforceable provisions such as to render the rights and remedies of the holders thereof adequate for the practical realization against the personal property described above, and the principal benefits of the security intended to be provided thereby.

                  39. Environmental Insurance. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor policy, then:

                  (a)      the Seller--

                           (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; and

                           (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property, in each case with respect to (i) and (ii) to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy;

                  (b)      all premiums for such insurance have been paid;

                  (c)      such insurance is in full force and effect; and

                  (d) such insurance policy has a term of not less than three (3) years beyond the maturity date of the Mortgage Loan.

                  40. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury regulation section 1.860G-1(b)(2).

                  41. Operating Statements. Each Mortgage requires the Borrower upon request to provide the owner or holder of the Mortgage with quarterly (except for Mortgage Loans with an original principal balance less than $3,000,000) and annual operating statements (or a balance sheet statement of income and expenses and a statement of changes in financial position), rent rolls (if there is more than one tenant) and related information and annual financial statements, which annual financial statements for all Mortgage Loans with an original principal balance greater than $20 million shall be audited by an independent certified public accountant upon the request of the holder of the Mortgage Loan.

                  42. Servicing Rights. Except as set forth on Schedule C-42 hereto and except as to the Master and Special Servicer, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

                  43. Recourse. Each Mortgage Loan is non-recourse, except that the Borrower and in the case of a Mortgage Loan with an initial principal balance of $3,000,000 or more, either: a principal of the Borrower who is a natural person or other individual guarantor who is a natural person, with assets other than any interest in the Borrower has agreed to be jointly and severally liable for all liabilities, expenses, losses, damages, expenses or claims suffered or incurred by the holder of the Mortgage Loan by reason of or in connection with: (i) any fraud or material misrepresentation by the Borrower,
(ii) misapplication or misappropriation of rents, insurance payments, condemnation awards, tenant security deposits or other funds subject to the Mortgage, (iii) acts of material, physical waste (or, alternatively, the failure to repair or restore the related Mortgaged Property in accordance with any related Mortgage Loan document, to the extent not covered by insurance proceeds paid on account of damage which is the subject of any such repair or restoration which are made available for such purpose to the Borrower or the holder of the Mortgage Loan), (iv) violation of applicable environmental laws or breaches of environmental covenants or (v) the related Mortgaged Property becoming an asset in a voluntary bankruptcy or insolvency proceeding instituted by the Borrower, that impairs the ability of the holder of the related Mortgage Loan to enforce its lien on the related Mortgaged Property. With respect to clause (iv) in this paragraph, environmental insurance meeting the requirements set forth in Paragraph 39 shall satisfy such requirement. With respect to clause(v) in this paragraph, such requirement will be satisfied if the related Mortgage Loan documents provide that the non-recourse provisions of the Mortgage Loan documents shall not be applicable to Borrower (and a principal of Borrower who is a natural person or other individual guarantor who is a natural person shall guaranty the Borrower's recourse obligations arising from such non-applicability) either (a) in the event of a voluntary bankruptcy filing by the Borrower or (b) to the extent the Mortgage Loan holder's rights of recourse to the Mortgaged Property are impaired by or as a result of any legal proceeding (including a voluntary bankruptcy or insolvency proceeding) instituted by the Borrower. No waiver of liability for such non-recourse exceptions has been granted to the Borrower or any such guarantor or principal by the Seller or anyone acting on behalf of the Seller.

                  44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that has not been assigned to the Purchaser.

                  45. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

                  46. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial or multifamily, as applicable, mortgage loan servicers with respect to whole loans.

                  47. Originator's Authorization To Do Business. To the extent required under applicable law to assure the enforceability of a Mortgage Loan, as of such Mortgage Loan's funding date and at all times when it held such Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located.

                  48. No Fraud In Origination. In the origination of the Mortgage Loan, none of the Seller, the originator or any employee or agent of the Seller or the originator, participated in any fraud or intentional material misrepresentation with respect to the Borrower, the Mortgaged Property or any guarantor. To Seller's actual knowledge, no Borrower or guarantor is guilty of defrauding or making an intentional material misrepresentation to the Seller or originator with respect to the origination of the Mortgage Loan, the Borrower or the Mortgaged Property.

                  49. Appraisal. An appraisal of the Mortgaged Property for each Mortgage Loan was conducted in connection with the origination of such Mortgage Loan, which appraisal is signed by an appraiser, who, to Seller's actual knowledge, had no interest, direct or indirect, in the related Borrower, such Mortgaged Property or in any loan made on the security of the Mortgaged Property, and whose compensation is not affected by the approval or disapproval of such Mortgage Loan; to the Seller's actual knowledge, the appraisal and appraiser both satisfy the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

                  50. Access and Parking. The following statements are true with respect to each Mortgaged Property: (i) the Mortgaged Property is located on or adjacent to a public road, or has access to an irrevocable easement permitting ingress and egress and (ii) except for de minimus violations or legal non-conforming parking, to the Seller's knowledge, as of the time of origination of such Mortgage Loan, based upon a letter from governmental authorities, a legal opinion, an independent zoning consultant's report or an endorsement to the related title insurance policy insuring the holder of the Mortgage against losses related to the lack of such parking, and to Seller's actual knowledge as of the Closing Date, the Mortgaged Property has parking to the extent, if any, required under applicable law, including local ordinances.

                  51. Jurisdiction of Organization. Each Borrower under a Mortgage Loan was at the time of origination of thereof either a natural person or was an entity organized under the laws of the United States or the laws of a jurisdiction located within the United States, its territories and possessions.

                  52. Borrower Concentration. No single Borrower or group of affiliated Borrowers is/are the obligor(s) under any one or more Mortgage Loans with a Cut-off Date Principal Balance equal to or greater than five percent (5%) of the Initial Pool Balance.

                  53. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the Master Servicer). All such escrow deposits are conveyed hereunder to the Purchaser.

                  _________________________________________

                  Each representation and warranty of the Seller set forth in this Exhibit C, to the extent related to the enforceability of any instrument, agreement or other document or as to offsets, defenses, counterclaims or rights of rescission related to such enforceability, is qualified to the extent that
(a) enforcement may be limited (i) by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally as from time to time in effect, (ii) by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and (iii) by any applicable anti-deficiency law or statute; and (b) such instrument, agreement or other document may contain certain provisions which may be unenforceable in accordance with their terms, in whole or in part, but the unenforceability of such provisions will not (subject to the qualification in clause (a) above) (i) cause the related Mortgage Note or the related Mortgage to be void in their entirety, (ii) invalidate the related Borrower's obligation to pay interest at the stated interest rate of such Mortgage Note on, and repay the principal of, the related Mortgage Loan in accordance with the payment terms of such Mortgage Note, such Mortgage and other written agreements delivered to the Seller in connection therewith, (iii) invalidate the obligation of any related guarantor to pay guaranteed obligations with respect to interest at the stated interest rate of such Note on, and the principal of, such Mortgage Loan in accordance with the payment terms of such guarantor's written guaranty, (iv) impair the mortgagee's right to accelerate and demand payment of interest at the stated interest rate of such Mortgage Note on, and principal of, such Mortgage Loan upon the occurrence of a legally enforceable default, or (v) impair the mortgagee's right to realize against the related Mortgaged Property by judicial or, if applicable, non-judicial foreclosure.

                                  SCHEDULE C-6

Loan Number                 Loan Name                                 Description of Exception
-----------        ---------------------------        ----------------------------------------------------
010-688            The Marketplace at Palmdale        Amendment to Agreement Regarding Letter of Credit
                                                      accomplishes, among other things, the following: (i)
                                                      sets forth the conditions upon which the required
                                                      amount of such letter of credit may be reduced; (ii)
                                                      eliminates the Tenant Improvement and Leasing
                                                      Commission Reserve and Security Agreement; and (iii)
                                                      modifies the conditions whereby the lender is
                                                      entitled to draw upon the letter of credit.

                                     C-6-1

                                  SCHEDULE C-8

Loan Number                 Loan Name                                 Description of Exception
-----------        ---------------------------        ----------------------------------------------------
010-284            Desert Club Apartments             Access endorsement unavailable in Arizona.
010-329            WMC International Industrial       Access endorsement unavailable in Arizona.
                   Building
010-376            167-55 148th Ave.                  Access endorsement unavailable in New York.
010-633            West Little York Industrial        Access endorsement unavailable in Texas.
                   Park - Phase 2
010-652            Westland Shopping Center           Access endorsement unavailable in Texas.
010-706            Willowbrook II                     Access endorsement unavailable in Texas.
010-404            Goodyear/Wenco Building            Same as survey endorsement not obtained, although
                                                      the area shown on the survey is the same as the
                                                      property legally described in the related mortgage.

                                     C-8-1

                                  SCHEDULE C-12

Loan Number                 Loan Name                                 Description of Exception
-----------        ---------------------------        ----------------------------------------------------
010-115            2380 Wycliff & 970 Raymond         The related environmental report is dated November
                                                      4, 1997, which is more than twelve months prior to
                                                      the closing date.
010-256            Toll House Office Building         The related environmental report is dated May 22,
                                                      1998, which is more than twelve months prior to the
                                                      closing date.
010-284            Desert Club Apartments             The related environmental report is dated April 28,
                                                      1998, which is more than twelve months prior to the
                                                      closing date.
010-329            WMC International Industrial       The related environmental report is dated June 2,
                   Building                           2000, which is more than twelve months prior to the
                                                      closing date.
010-332            6819 Redwood Drive                 The related environmental report is dated August
                                                      26, 1998, which is more than twelve months prior to
                                                      the closing date.
010-352            Rite Aid Drugstore                 The related environmental report is dated July 23,
                                                      1998, which is more than twelve months prior to the
                                                      closing date.
010-376            167-55 148th Ave.                  The related environmental report is dated July 14,
                                                      1998, which is more than twelve months prior to the
                                                      closing date.
010-383            Brookside Market/Cedar Plaza       The related environmental report is dated August
                                                      25, 1998, which is more than twelve months prior to
                                                      the closing date.
010-495            Glyndon Square Shopping Center     The related environmental report is dated May 28,
                                                      1999, which is more than twelve months prior to the
                                                      closing date.
010-511            16249-16259 Stagg Street           The related environmental report is dated May 3,
                                                      2000, which is more than twelve months prior to the
                                                      closing date.
010-538            California Creations Building      The related environmental report is dated August
                                                      13, 1999, which is more than twelve months prior to
                                                      the closing date.
010-547            Ventura Commerce Center II         The related environmental report is dated September
                                                      20, 1999, which is more than twelve months prior to
                                                      the closing date.
010-633            West Little York Industrial        The related environmental report is dated August
                   Park - Phase 2                     11, 2000, which is more than twelve months prior to
                                                      the closing date.
010-639            Uinta Gold and Ihop pad store      The related environmental report is dated September
                                                      15, 2000, which is more than twelve months prior to
                                                      the closing date.

                                     C-12-1

                                  SCHEDULE C-14

Loan Number                 Loan Name                                 Description of Exception
-----------        ---------------------------        ----------------------------------------------------
010-511             16249-16259 Stagg Street          The mortgaged property is located in California and
                                                      has a PML of 22%. Earthquake insurance was not
                                                      required by the lender because the appraised value
                                                      of the land ($1,110,000.00) exceeds the cut-off date
                                                      principal balance of the loan ($727,094.00).
010-659             2811 Wilshire Blvd.               A seismic risk analysis was prepared by Surveys,
                                                      Inc. at the time of origination, which revealed that
                                                      of those buildings that suffered some damage from
                                                      the Northridge earthquake, only a few had hairline
                                                      cracks in their weld joints. Consequently, there is
                                                      only a small probability that the mortgaged property
                                                      would have this problem. Surveys, Inc. estimated the
                                                      475-year, 90% PML for the subject property at 23%.
                                                      Earthquake insurance coverage was required and was
                                                      provided by the borrower. The borrower commissioned
                                                      an engineering company to prepare a comprehensive
                                                      seismic evaluation of the mortgaged property,
                                                      including the inspection of weld joints discussed
                                                      above. Lender agreed to drop the requirement for
                                                      earthquake insurance coverage, provided that the
                                                      investigation results were acceptable to Survey's
                                                      Inc. and provided that the results allowed Survey's
                                                      Inc. to lower its determination of the 475-year, 90%
                                                      PML to 20% or less.

                                                      Twining Laboratories conducted a visual, magnetic
                                                      particle, and/or ultrasonic inspection of 83 moment
                                                      frame connections within the mortgaged property on
                                                      September 15th through September 18th, 2001. Their
                                                      "earthquake Damage Investigation - Moment
                                                      Connections" report revealed no damage to the weld
                                                      joints as a result of previous seismic activity.
                                                      After a review of this report, Survey's Inc. lowered
                                                      the PML on the mortgaged property to 19%. As a
                                                      result, the lender approved the Borrower's request
                                                      to drop earthquake insurance coverage on the
                                                      mortgaged property.

                                     C-14-1

                                  SCHEDULE C-31

Loan Number                 Loan Name                                 Description of Exception
-----------        ---------------------------        ----------------------------------------------------
010-538            California Creations Building      The mortgaged property was most recently inspected
                                                      on September 8, 2000, which is more than twelve (12)
                                                      months from the Closing Date.
010-659            2811 Wilshire Blvd.                The mortgaged property was most recently inspected
                                                      on November 8, 2000, which is more than twelve (12)
                                                      months from the Closing Date.

                                     C-31-1

                                  SCHEDULE C-34


Loan Number                 Loan Name                                 Description of Exception
-----------        ---------------------------        ----------------------------------------------------
010-688            The Marketplace at Palmdale        There is no independent member or director, and
                                                      therefore, any dissolution, winding-up or insolvency
                                                      filing requires the unanimous consent of the members
                                                      of the borrower, but not the consent of an
                                                      independent member or director.

                                     C-34-1

                                  SCHEDULE C-36

Loan Number                 Loan Name                                 Description of Exception
-----------        ---------------------------        ----------------------------------------------------
010-652            Westland Shopping Center           The mortgaged property consists of 3.03 acres within
                                                      a tax lot that is currently 13.36 acres. It is an
                                                      event of default under the loan documents should a
                                                      separation not be effective on or before January 1,
                                                      2002. Prior to such separation, the lender has the
                                                      right to escrow taxes on the entire tax parcel.

                                     C-36-1

                                  SCHEDULE C-43

Loan Number                 Loan Name                                 Description of Exception
-----------        ---------------------------        ----------------------------------------------------
010-115            2380 Wycliff & 970 Raymond         The loan is full recourse.
010-538            The California Creations           The loan is full recourse.
                   Building
010-329            WMC International Industrial       The loan is full recourse.
                   Building
010-749            Figueroa Industrial                The guarantor of the non-recourse carveouts (The
                                                      Roberts Companies) is not an individual, but has a
                                                      net worth of over $84,000,000.00.
010-766            Patrice Place Industrial           The guarantor of the non-recourse carveouts (The
                                                      Roberts Companies) is not an individual, but has a
                                                      net worth of over $84,000,000.00.
010-693            Temecula Retail                    Neither the borrower or the guarantor is liable for
                                                      losses incurred by the holder of the mortgaged loan
                                                      by reason of violation of environmental laws or
                                                      breaches of environmental covenants. However, both
                                                      the borrower and the guarantor signed the
                                                      environmental indemnity agreement.

                                     C-43-1

                                   EXHIBIT D-1

                       FORM OF CERTIFICATE OF A SECRETARY
                      OR ASSISTANT SECRETARY OF THE SELLER

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-C2
        CERTIFICATE OF SECRETARY OF ARTESIA MORTGAGE CAPITAL CORPORATION

                  I, ______________________, hereby certify that I am a duly elected and acting Assistant Secretary of Artesia Mortgage Capital Corporation (the "Company"), and certify further as follows:

                  1. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware;

                  2. Attached hereto as Exhibit A is a true, correct and complete copy of the organizational documents of the Company, as in full force and effect on the date hereof;

                  3. Attached hereto as Exhibit B is a certificate of the Secretary of State of the State of Delaware issued within ten days of the date hereof with respect to the good standing of the Company;

                  4. Since the date of the good standing certificate referred to in clause 3 above, the Company has not received any notification from the Secretary of State of the State of Delaware, or from any other source, that the Company is not in good standing in Delaware.

                  5. Attached hereto as Exhibit C are the resolutions of the board of directors of the Company authorizing the transactions contemplated by the Mortgage Loan Purchase Agreement dated as of December 18, 2001 (the "Mortgage Loan Purchase Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. ("SBMS VII") and the Company, including the sale of the subject mortgage loans (the "Mortgage Loans") by the Company to SBMS VII. Such resolutions are in full force and effect on the date hereof and are not in conflict with any other resolutions of the board of directors of the Company in effect on the date hereof.

                  6. The Mortgage Loans do not constitute all or substantially all of the assets of the Company.

                  7. To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Company are pending or contemplated.

                  8. Each person who, as an officer or representative of the Company, signed (a) the Mortgage Loan Purchase Agreement, (b) the Indemnification Agreement dated as of December 18, 2001 (the "Indemnification Agreement"), among the Company, SBMS VII, Salomon Smith Barney Inc., Greenwich Capital Markets, Inc., Credit Suisse First Boston Corporation, J.P. Morgan Securities and First Union Securities, Inc., (c) any other document or certificate delivered on or before the date hereof in connection with the transactions contemplated by the foregoing documents, was, at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signature of such person appearing on any such document is his or her genuine signature.

                  Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement and, if not defined therein, then in the Indemnification Agreement.

                  IN WITNESS WHEREOF, I have hereunto signed my name as of ___________, 2001.


                             By:________________________________________________
                                Name:
                                Title:


                  The undersigned, an officer of the Company, hereby certifies that ___________________ is the duly elected and qualified and acting Assistant Secretary of the Company and that the signature appearing above is his/her genuine signature.

                  IN WITNESS WHEREOF, I have hereunto signed my name as of ____________, 2001.


                             By:________________________________________________
                                Name:
                                Title:

                                   EXHIBIT D-2

                        FORM OF CERTIFICATE OF THE SELLER

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-C2
               CERTIFICATE OF ARTESIA MORTGAGE CAPITAL CORPORATION

                  In connection with the execution and delivery by Artesia Mortgage Capital Corporation (the "Company") of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated as of December 18, 2001 (the "Mortgage Loan Purchase Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. ("SBMS VII") and the Company, and the Indemnification Agreement dated as of December 18, 2001 (the "Indemnification Agreement"), among the Company, SBMS VII, Salomon Smith Barney Inc., Greenwich Capital Markets, Inc., Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc. and First Union Securities, Inc. (together, the Mortgage Loan Purchase Agreement and the Indemnification Agreement are referred to herein as the "Agreements"), the undersigned hereby certifies that (i) the representations and warranties of the Company in the Agreements are true and correct in all material respects at and as of the date hereof (or, in the case of the representations and warranties set forth in Exhibit C of the Mortgage Loan Purchase Agreement, as of such other date specifically provided in the particular representation and warranty) with the same effect as if made on the date hereof (or, in the case of the representations and warranties set forth in Exhibit C of the Mortgage Loan Purchase Agreement, on such other date specifically provided in the particular representation and warranty), and (ii) the Company has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement and, if not defined therein, then in the Indemnification Agreement.

                  Certified this ___ day of December, 2001.

                             ARTESIA MORTGAGE CAPITAL CORPORATION


                             By:________________________________________________
                                Name:
                                Title:


                                     D-2-1

                                  EXHIBIT D-3A

                 FORM OF OPINION OF SIDLEY AUSTIN BROWN & WOOD,
                          SPECIAL COUNSEL TO THE SELLER


                                     D-3A-1

                     [SIDLEY AUSTIN BROWN & WOOD LETTERHEAD]

                                December 27, 2001


Artesia Mortgage Capital Corporation          First Union Securities, Inc.
1180 Northwest Maple Street, Suite 202        401 South Tryon Street
Issaquah, Washington 98027                    Charlotte, North Carolina 28288

Salomon Brothers Mortgage                     Standard & Poor's Ratings Services
Securities VII, Inc.                          55 Water Street, 41st  Floor
388 Greenwich Street                          New York, New York  10041
New York, New York 10013

Salomon Smith Barney Inc.                     Moody's Investors Service, Inc.
388 Greenwich Street                          99 Church Street
New York, New York 10013                      New York, New York 10007

Greenwich Capital Markets, Inc.               Wells Fargo Bank Minnesota, N.A.
600 Steamboat Road                            45 Broadway, 12th Floor
Greenwich, Connecticut 06830                  New York, New York 10006

Credit Suisse First Boston Corporation        J.P. Morgan Securities Inc.
11 Madison Avenue                             270 Park Avenue, 6th  Floor
New York, New York  10010                     New York, New York 10017

     Re:      Salomon Brothers Mortgage Securities VII, Inc.,
              Commercial Mortgage Pass-Through Certificates, Series 2001-C2

Ladies and Gentlemen:

                  We have acted as special counsel to Artesia Mortgage Capital Corporation ("AMCC") in connection with certain matters relating to the transactions contemplated by that certain Mortgage Loan Purchase Agreement, dated as of December 18, 2001 (the "Mortgage Loan Purchase Agreement"), between AMCC, as seller, and Salomon Brothers Mortgage Securities VII, Inc. ("SBMS VII"), as purchaser, and that certain Indemnification Agreement referred to therein (the "Indemnification Agreement"; and, together with the Mortgage Loan Purchase Agreement, the "AMCC Agreements").

SIDLEY AUSTIN BROWN & WOOD                                              NEW YORK

December 27, 2001
Page 2


                  This opinion letter is being provided to you pursuant to
Section 7(h) of the Mortgage Loan Purchase Agreement. Capitalized terms not defined herein have the respective meanings set forth in, or otherwise assigned to them pursuant to, the Mortgage Loan Purchase Agreement. For purposes of this opinion letter, we make reference to that certain letter, dated as of December 18, 2001 (the "Artesia BC Support Letter"), from Artesia Banking Corporation ("Artesia BC") to SBMS VII and Wells Fargo Bank Minnesota, N.A., as trustee, relating to AMCC's obligations under the Mortgage Loan Purchase Agreement.

                  For the purposes of this opinion letter, we have reviewed the AMCC Agreements and the Artesia BC Support Letter (collectively, the "Agreements"). In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for the opinions contained in this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which such opinions are based. We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters material to this opinion contained in the Agreements, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed, photostatic or electronic copies, (vi) except as expressly addressed in opinion paragraph 1 below, the due organization of the parties to each of the Agreements and the valid existence of each such entity in good standing under the laws of its jurisdiction of organization, (vii) except as expressly addressed in opinion paragraphs 1 and 4 below, the power and authority of the parties to each of the Agreements to enter into, perform under and consummate the transactions contemplated by such Agreement, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) except as expressly addressed by opinion paragraph 2 below, the due authorization by all necessary action, and the due execution and delivery, of each of the Agreements by the parties thereto, (ix) except as expressly addressed in opinion paragraphs 3 and 6 below, the constitution of each of the Agreements as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, and (x) the absence of any other agreement that supplements or otherwise modifies the express provisions of the Agreements.

                  When used in this opinion, the term "knowledge" and words of similar import mean that the Sidley Austin Brown & Wood attorneys currently practicing law with this firm who have been actively involved in representing AMCC in connection with any matters relating to the transaction contemplated by the AMCC Agreements, have no current conscious awareness

SIDLEY AUSTIN BROWN & WOOD                                              NEW YORK

December 27, 2001
Page 3


of any contrary facts or information. In that regard, we have conducted no special or independent investigation of factual matters in connection with this opinion letter.

                  In delivering this opinion letter, we do not express any opinions concerning the laws of any jurisdiction other than the laws of the State of New York, the General Corporation Law of the State of Delaware and, where expressly referred to below, the federal laws of the United States of America (without regard to conflicts of law principles). In addition, we do not express any opinion with respect to the tax, securities or "doing business" laws of any particular jurisdiction or with respect to any matter not expressly addressed below.

                  Our opinions set forth below with respect to the enforceability of any agreement or any particular right or obligation under any agreement are subject to: (1) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the doctrine of estoppel; (2) the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law;
(3) the effect of certain laws, rules, regulations and judicial and other decisions upon the enforceability of (a) any provision that purports to waive
(i) the application of any federal, state or local statute, rule or regulation,
(ii) the application of any general principles of equity or (iii) the obligation of diligence, (b) any provision that purports to grant any remedies that would not otherwise be available at law, to restrict access to any particular legal or equitable remedies, to make any rights or remedies cumulative and enforceable in addition to any other right or remedy, to provide that the election of any particular remedy does not preclude recourse to one or more other remedies, to provide that the failure to exercise or the delay in exercising rights or remedies will not operate as a waiver of such rights or remedies, to impose penalties or forfeitures, or to provide for set-off in the absence of mutuality between the parties, (c) any provision that purports to release, exculpate or exempt a party from, or indemnify a party for, liability for any act or omission on its part that constitutes negligence, recklessness or willful or unlawful conduct, (d) any provision that purports to govern matters of civil procedure, including any such provision that purports to establish evidentiary standards, to waive objections to venue or forum, to confer subject matter jurisdiction on any court that would not otherwise have such jurisdiction or to waive any right to a jury trial, or (e) any provision that purports to render unenforceable any modification, waiver or amendment that is not executed in writing, to sever any provision of any agreement, to appoint any person or entity as the attorney-in-fact of any other person or entity or to provide that any agreement or any particular provision thereof is to be governed by or construed in accordance with the laws of any jurisdiction other than the State of New York;
(4) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties generally; and (5) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement that purports or is construed to provide indemnification with respect to securities law violations.

                  Based upon and subject to the foregoing, we are of the opinion that:

SIDLEY AUSTIN BROWN & WOOD                                              NEW YORK

December 27, 2001
Page 2

                  1. AMCC is validly existing as a corporation in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to enter into and perform its obligations under the AMCC Agreements.

                  2. Each AMCC Agreement has been duly authorized, executed and delivered by AMCC.

                  3. The Mortgage Loan Purchase Agreement constitutes a valid, legal and binding agreement of AMCC, enforceable against AMCC in accordance with its terms.

                  4. The execution, delivery and performance of the AMCC Agreements by AMCC will not conflict with or result in a violation of any term or provision of the certificate of incorporation or by-laws of AMCC or any federal or State of New York statute or regulation generally applicable to domestic corporations in connection with transactions of the type contemplated by the AMCC Agreements.

                  5. To our knowledge, no consent, approval, authorization or order of any federal or State of New York court, agency or other governmental body is required for the consummation by AMCC of the transactions contemplated by the terms of the AMCC Agreements.

                  6. The Artesia BC Support Letter constitutes a valid, legal and binding agreement of Artesia BC, enforceable against Artesia BC in accordance with its terms.

                  The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is being delivered solely for your benefit in connection with the transactions contemplated by the AMCC Agreements. Accordingly, it may not be quoted, filed with any governmental authority or other regulatory agency or otherwise circulated or utilized for any other purpose without our prior written consent.

                                           Very truly yours,

                                  EXHIBIT D-3B

                             FORM OF LETTER RELATING
                 TO DISCLOSURE FROM SIDLEY AUSTIN BROWN & WOOD,
                          SPECIAL COUNSEL TO THE SELLER


                                     D-3B-1

                     [SIDLEY AUSTIN BROWN & WOOD LETTERHEAD]



                                December 27, 2001



Salomon Brothers Mortgage                J.P. Morgan Securities Inc.
   Securities VII, Inc.                  270 Park Avenue, 6th Floor
388 Greenwich Street                     New York, New York  10017
New York, New York  10013
                                         First Union Securities, Inc.
Salomon Smith Barney Inc.                401 South Tryon Street
388 Greenwich Street                     Charlotte, North Carolina 28288
New York, New York  10013
                                         Greenwich Capital Markets, Inc.
Credit Suisse First Boston Corporation   600 Steamboat Road
11 Madison Avenue                        Greenwich, Connecticut  06830
New York, New York  10010

            Re:   Salomon Brothers Mortgage Securities VII, Inc.
                  Commercial Mortgage Pass-Through Certificates, Series 2001-C2

Ladies and Gentlemen:

            We have acted as special counsel to Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor"), Salomon Brothers Realty Corp. ("SBRC"), Greenwich Capital Financial Products, Inc. ("GCFP") and Artesia Mortgage Capital Corporation ("AMCC") in connection with certain matters relating to the following transactions (collectively, the "Transactions"):

            (i) the sale by SBRC, and the purchase by the Depositor, of certain multifamily and commercial mortgage loans (the "SBRC Mortgage Loans"), pursuant to that certain Mortgage Loan Purchase Agreement, dated as of December 18, 2001 (the "SBRC Mortgage Loan Purchase Agreement"), between SBRC and the Depositor;

            (ii) the sale by GCFP, and the purchase by the Depositor, of certain multifamily and commercial mortgage loans (the "GCFP Mortgage Loans"), pursuant to that certain Mortgage Loan Purchase Agreement, dated as of December 18, 2001 (the "GCFP Mortgage Loan Purchase Agreement"), between GCFP and the Depositor;

            (iii) the sale by AMCC, and the purchase by the Depositor, of certain multifamily and commercial mortgage loans (the "AMCC Mortgage Loans"), pursuant to

SIDLEY AUSTIN BROWN & WOOD                                             NEW YORK


December 27,2001
Page 2



      that certain Mortgage Loan Purchase Agreement, dated as of December 18, 2001 (the "AMCC Mortgage Loan Purchase Agreement"), between AMCC and the Depositor;

            (iv) the sale by Allied Capital Corporation ("Allied"), and the purchase by the Depositor, of a certain commercial mortgage loan (the "MJ Ocala Hilton Loan"), pursuant to that certain Mortgage Loan Purchase Agreement, dated as of December 18, 2001 (the "Allied Mortgage Loan Purchase Agreement") between Allied and the Depositor;

            (v) the creation of a common law trust (the "Trust") and the issuance of an aggregate $877,619,220 Certificate Principal Balance of Commercial Mortgage Pass-Through Certificates, Series 2001-C2 (the "Certificates"), consisting of 22 classes designated Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class X-1, Class X-2, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class BR, Class R and Class Y, pursuant to that certain Pooling and Servicing Agreement, dated as of December 1, 2001 (the "Pooling and Servicing Agreement"), among the Depositor as Depositor, Midland Loan Services, Inc., as Master Servicer, as General Special Servicer and as Birch Run Special Servicer, Wells Fargo Bank Minnesota, N.A., as Trustee, JP Morgan Chase Bank, as Certificate Administrator and Tax Administrator, Fortress CBO Investments I, Ltd. as Birch Run Companion Mortgage Loan Noteholder and Allied as MJ Ocala Hilton Companion Mortgage Loan Noteholder;

            (vi) the conveyance of the SBRC Mortgage Loans, the GCFP Mortgage Loans, the AMCC Mortgage Loans and the MJ Ocala Hilton Loan (collectively, the "Mortgage Loans") by the Depositor to the Trust, pursuant to the Pooling and Servicing Agreement, in exchange for the issuance of the Certificates; and

            (vii) the sale by the Depositor, and the purchase by Salomon Smith Barney Inc. ("SSBI"), Greenwich Capital Markets, Inc. ("Greenwich Capital"), Credit Suisse First Boston Corporation ("CSFB"), J.P. Morgan Securities Inc. ("J.P. Morgan") and First Union Securities, Inc. ("Wachovia Securities"; and, together with SSBI, Greenwich Capital, CSFB and J.P. Morgan in such capacity, the "Underwriters"), of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Certificates (collectively, the "Publicly Offered Certificates"), pursuant to that certain Underwriting Agreement, dated as of December 18, 2001 (the "Underwriting Agreement"), between the Depositor and the Underwriters.

            The SBRC Mortgage Loan Purchase Agreement, the GCFP Mortgage Loan Purchase Agreement, the AMCC Mortgage Loan Purchase Agreement and the Allied Mortgage Loan Purchase Agreement are collectively referred to herein as the "Mortgage Loan Purchase Agreements". The Mortgage Loan Purchase Agreements, the Pooling and Servicing Agreement and the Underwriting Agreement are collectively referred to herein as the "Agreements".

SIDLEY AUSTIN BROWN & WOOD                                             NEW YORK


December 27,2001
Page 3


Capitalized terms not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement and, to the extent not defined therein, in the other Agreements.

            For the purposes of this letter, we have reviewed: the Agreements; the Depositor's registration statement on Form S-3 (No. 333-63752) (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"); the Prospectus, dated December 10, 2001, relating to publicly offered mortgage pass-through certificates evidencing interests in trust funds established by the Depositor (the "Basic Prospectus"); and the Prospectus Supplement, dated December 18, 2001, specifically relating to the Trust and the Publicly Offered Certificates (including all exhibits and annexes thereto, the "Original Prospectus Supplement") the Supplement to the Original Prospectus Supplement (the "Additional Supplement"; and, together with the Basic Prospectus and the Original Prospectus Supplement, the "Prospectus"). In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for the statements made in this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the respective parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for the statements made in this letter; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the statements made in this letter are based. We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Agreements, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed, photostatic or electronic copies, (vi) the due authorization by all necessary action, and the due execution and delivery, of the Agreements by the parties thereto, (vii) the constitution of each of the Agreements as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, (viii) compliance with the Agreements by the parties thereto, (ix) the conformity, to the requirements of the Pooling and Servicing Agreement and the respective Mortgage Loan Purchase Agreements, of the Mortgage Notes, the Mortgages and the other documents relating to the Mortgage Loans delivered to the Custodian by, on behalf of or at the direction of the Depositor, SBRC, GCFP, AMCC and Allied, (x) the conformity of the text of each document filed with the Commission through the Commission's Electronic Data Gathering, Analysis and Retrieval System to the printed documents reviewed by us, and (xi) the absence of any agreement that supplements or otherwise modifies the express terms of the Agreements. In rendering this letter, we do not make any statement concerning the laws of any jurisdiction other than the federal laws of the United States of America.

            In the course of acting as special counsel to the Depositor, SBRC, GCFP and AMCC in connection with the preparation of the Prospectus, we have generally reviewed and discussed with certain representatives of the Depositor, SBRC, GCFP, AMCC, SSBI, Greenwich Capital and the other parties to the Agreements and their respective counsel (in addition to us)

SIDLEY AUSTIN BROWN & WOOD                                             NEW YORK


December 27,2001
Page 4



the information set forth in the Prospectus, other than any documents or information incorporated by reference in the Prospectus. In addition, we have reviewed loan summaries delivered to us by SBRC, GCFP and AMCC with respect to the SBRC Mortgage Loans, the GCFP Mortgage Loans and the AMCC Mortgage Loans, respectively; and we have undertaken a limited review of copies of certain environmental insurance policies and other selected Mortgage Loan documents with respect to certain SBRC Mortgage Loans, GCFP Mortgage Loans and AMCC Mortgage Loans. While we have not otherwise made any independent check or verification of, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the foregoing, nothing has come to our attention that causes us to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of the Additional Prospectus Supplement or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that we make no statement as to: (i) any accounting, financial or statistical data or other information of that nature contained in or omitted from the Registration Statement or the Prospectus; (ii) any documents or information incorporated by reference in the Registration Statement or the Prospectus; or (iii) any information on or omitted from the diskette that accompanies the Prospectus. In that connection, we advise you that we have, as to materiality, relied to the extent we deemed appropriate upon the judgment of officers and representatives of the Depositor, SBRC, GCFP and AMCC. In addition, in that connection, we call to your attention that, with your knowledge and consent, except as stated above, we have not examined or otherwise reviewed any of the Mortgage Files, Servicing Files or any particular documents contained in such files or any other documents with respect to the Mortgage Loans.

            When used in this letter, the term "attention" or any other word or phrase of similar import means the conscious awareness of facts or other information of solely those attorneys who are currently practicing law with Sidley Austin Brown & Wood and have been actively involved in representing the Depositor, SBRC, GCFP and AMCC in connection with any matters relating to the Transactions. With your permission, no attempt was made by such attorneys to gather information from any other attorneys currently practicing law with Sidley Austin Brown & Wood that may have represented the Depositor, SBRC, GCFP, AMCC or any of their respective affiliates in other matters or to review any files associated with those matters.

            This letter is being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the statements made herein. This letter is solely for your benefit in connection with the Transactions and may not be relied on in any manner for any other purpose or by any other person or transmitted to any other person without our prior consent.

SIDLEY AUSTIN BROWN & WOOD                                             NEW YORK


December 27,2001
Page 5


                                       Very truly yours,